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                            MIDAMERICAN FUNDING, LLC


                                       and


                       IBJ WHITEHALL BANK & TRUST COMPANY,
                                   as Trustee





                                    INDENTURE



                           Dated as of March 11, 1999



                                 Debt Securities





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


                                TABLE OF CONTENTS


RECITALS OF THE COMPANY                                                       1


                  ARTICLE I- DEFINITIONS AND OTHER PROVISIONS OF
                  GENERAL APPLICATION                                         1

SECTION 101.      Definitions                                                 1
         Act                                                                  2
         Affiliate                                                            2
         Applicable Procedures                                                2
         Auditors                                                             2
         Authenticating Agent                                                 2
         Board of Directors                                                   3
         Board Resolution                                                     3
         Business Day                                                         3
         CalEnergy                                                            3
         Capitalized Lease Obligations                                        3
         Cedelbank                                                            3
         Collateral                                                           3
         Commission                                                           3
         Company                                                              3
         Company Request or Company Order                                     3
         Consolidated Current Liabilities                                     4
         Consolidated Debt                                                    4
         Consolidated EBITDA                                                  4
         Consolidated Interest Expense                                        4
         Consolidated Net Operating Income                                    5
         Consolidated Net Tangible Assets                                     5
         Corporate Trust Office                                               6
         corporation                                                          6
         Covenant Defeasance                                                  6
         Currency, Interest Rate or Commodity Agreements                      6
         DCR                                                                  6
         default                                                              6
         Defaulted Interest                                                   6
         Defeasance                                                           6
         Definitive Security                                                  6

         Depositary                                                           6
         Discharged                                                           7
         Distribution                                                         7
         Dollar or $                                                          7
         DTC                                                                  7
         Effective Date                                                       7
         Escrow Agreement                                                     7
         Euroclear                                                            7
         Event of Default                                                     7
         Exchange Act                                                         8
         Exchange Securities                                                  8
         Excluded Subsidiary                                                  8
         Existing Rating                                                      8
         Expiration Date                                                      8
         GAAP                                                                 8
         Global Security                                                      8
         Group                                                                8
         Holder                                                               9
         Holding Period                                                       9
         Incur                                                                9
         Indebtedness                                                         9
         Indebtedness For Borrowed Money                                      9
         Indenture                                                           10
         Indirect Participant                                                10
         Initial Principal Amount                                            10
         Initial Securities                                                  10
         interest                                                            10
         Interest Coverage Ratio                                             10
         Interest Payment Date                                               11
         Investments                                                         11
         Leverage Ratio                                                      11
         Lien                                                                11
         Material Adverse Effect                                             11
         Maturity                                                            11
         MAVH Inc. Collateral                                                11
         MAVH Inc. Pledged Shares                                            11
         Measurement Date                                                    11
         MHC                                                                 12
         MHC Inc. Collateral                                                 12
         MHC Inc. Pledged Shares                                             12

         MidAmerican Energy                                                  12
         MidAmerican Group                                                   12
         MidAmerican Merger                                                  12
         MidAmerican Merger Agreement                                        12
         Moody's                                                             12
         Notice of Default                                                   12
         Obligations                                                         12
         Officers' Certificate                                               12
         Opinion of Counsel                                                  12
         Optional Definitive Security Request                                13
         Original Issue Discount Security                                    13
         Outstanding                                                         13
         Participant                                                         14
         Paying Agent                                                        14
         Permanent Global Security                                           14
         Permitted Liens                                                     14
         Person                                                              15
         Place of Payment                                                    15
         Pledged Securities                                                  15
         Pledged Shares                                                      15
         Predecessor Security                                                15
         Principal Amount                                                    15
         Private Exchange                                                    15
         Private Exchange Securities                                         15
         Project Documents                                                   15
         Project Finance Debt                                                15
         QIB                                                                 17
         Rating                                                              17
         Rating Agency                                                       17
         Rating Event Date                                                   17
         Ratings Downgrade                                                   17
         Redemption Date                                                     17
         Redemption Price                                                    17
         Reference Securities                                                17
         Registered Exchange Offer                                           17
         Registered Security                                                 17
         Registration Rights Agreement                                       18
         Regular Record Date                                                 18
         Regulation S                                                        18
         Regulation S Global Security                                        18

         Regulation S Security                                             18
         Relevant Date                                                     18
         Responsible Officer                                               18
         Restricted Definitive Securities                                  18
         Restricted Period                                                 18
         Restricted Securities                                             18
         Rule 144                                                          19
         Rule 144A                                                         19
         Rule 144A Global Security                                         19
         Rule 144A Security                                                19
         S&P                                                               19
         Securities                                                        19
         Securities Act                                                    19
         Security Register and Security Exchange Agent/Registrar           19
         Shelf Registration Statement                                      19
         Significant Subsidiary                                            19
         Special Record Date                                               19
         Stated Maturity                                                   20
         Subsidiary                                                        20
         Temporary Cash Investments                                        20
         Total Capital                                                     20
         Transactions                                                      21
         Transfer Agent                                                    21
         Trust Indenture Act                                               21
         Trust Preferred Securities                                        21
         Trustee                                                           21
         United States and U.S.                                            21
         U.S. Government Obligation                                        21
         Unrestricted Security                                             22
SECTION 102.      Certificates and Opinions                                22
SECTION 103.      Form of Documents Delivered to Trustee                   22
SECTION 104.      Acts of Holders; Record Dates                            23
SECTION 105.      Notices, Etc., to Trustee and Company                    26
SECTION 106.      Notice to Holder; Waiver                                 27
SECTION 107.      Effect of Headings and Table of Contents                 27
SECTION 108.      Successors and Assigns                                   27
SECTION 109.      Separability Clause                                      28
SECTION 110.      Benefits of Indenture                                    28
SECTION 111.      Governing Law                                            28
SECTION 112.      Legal Holidays                                           28

SECTION 113.      Incorporation by Reference of Trust Indenture Act        28

ARTICLE II-SECURITY FORMS                                                  29

SECTION 201.      Forms Generally                                          29
SECTION 202. (a)  Form of Face of Initial Security                         31
SECTION 202. (b)  Form of Reverse of Initial Security                      39
SECTION 203. (a)  Form of Face of Exchange Security                        49
SECTION 203. (b)  Form of Reverse of Exchange Security                     54
SECTION 204.      Form of Trustee's Certificate of Authentication          62
SECTION 205.      Form of Trustee's Certificate of Authentication by an
                  Authenticating Agent                                     62

ARTICLE III-THE SECURITIES                                                 64

SECTION 301.      Amount Unlimited; Issuable in Series                     64
SECTION 302.      Denominations                                            67
SECTION 303.      Execution, Authentication, Delivery and Dating           68
SECTION 304.      Temporary Securities                                     69
SECTION 305.      Registrar and Paying Agent; Registration, Registration
                  of Transfer and Exchange                                 70
SECTION 306.      Restricted Securities                                    72
                  (a)    Transfer and Exchange.                            72
                  (b)    Removal of Transfer Restrictions.                 73
SECTION 307.      Global Securities                                        74
                  (a)    Form and Legend.                                  74
                  (b)    Transfer and Exchange.                            74
                  (c)    Beneficial Interests.                             76
                  (d)    Special Provisions Regarding Transfer of
                         Beneficial Interests in a Regulation S
                         Global Security.                                  77
                  (e)    Special Provisions Regarding Transfer of
                         Beneficial Interests in a Rule 144A Global
                         Security.                                         79
                  (f)    Special Provisions Regarding Transfer of
                         Restricted Definitive Securities.                 81
SECTION 308.      Mutilated, Destroyed, Lost and Stolen Securities         84
SECTION 309.      Payment of Interest; Interest Rights Reserved            85
SECTION 310.      Persons Deemed Owners                                    87
SECTION 311.      Cancellation                                             87
SECTION 312.      Computation of Interest                                  88
SECTION 313.      Certification Form                                       88

SECTION 314.      CUSIP and ISIN Numbers.                                  103

ARTICLE IV-SATISFACTION, DISCHARGE AND DEFEASANCE                          104

SECTION 401.      Satisfaction and Discharge of Indenture                  104
SECTION 402.      Defeasance, Discharge and Covenant Defeasance            105
                  (a)    Defeasance and Discharge of a Series
                         of Securities.                                    105
                  (b)    Covenant Defeasance                               106
                  (c)    Conditions to Defeasance or Covenant Defeasance   106
SECTION 403.      Application of Trust Money                               108
SECTION 404.      Reinstatement                                            109

ARTICLE V-REMEDIES                                                         110

SECTION 501.      Events of Default 110
SECTION 502.      Acceleration of Maturity; Rescission and Annulment       113
SECTION 503.      Collection of Indebtedness and Suits for Enforcement
                  by Trustee                                               114
SECTION 504.      Trustee May File Proofs of Claim                         115
SECTION 505.      Trustee May Enforce Claims Without Possession of
                  Securities                                               116
SECTION 506.      Application of Money Collected                           116
SECTION 507.      Limitation on Suits                                      117
SECTION 508.      Unconditional Right of Holders to Receive Principal,
                  Premium and Interest                                     118
SECTION 509.      Restoration of Rights and Remedies                       118
SECTION 510.      Rights and Remedies Cumulative                           118
SECTION 511.      Delay or Omission Not Waiver                             119
SECTION 512.      Control by Holders                                       119
SECTION 513.      Waiver of Past Defaults                                  119
SECTION 514.      Undertaking for Costs                                    120

ARTICLE VI-THE TRUSTEE   120

SECTION 601.      Certain Duties and Responsibilities                      120

SECTION 602.      Notice of Defaults                                       122
SECTION 603.      Certain Rights of Trustee                                122
SECTION 604.      Not Responsible for Recitals or Issuance of Securities   124
SECTION 605.      May Hold Securities                                      124
SECTION 606.      Money Held in Trust                                      124
SECTION 607.      Compensation and Reimbursement                           124
SECTION 608.      Disqualification; Conflicting Interests                  125
SECTION 609.      Corporate Trustee Required; Eligibility                  125
SECTION 610.      Resignation and Removal; Appointment of
                         Successor Trustee                                 126
SECTION 611.      Acceptance of Appointment by Successor                   128
SECTION 612.      Merger, Conversion, Consolidation or Succession
                  to Business                                              129
SECTION 613.      Preferential Collecting of Claims Against Company        129
SECTION 614.      Authenticating Agents                                    134

ARTICLE VII-HOLDERS' LISTS AND REPORTS BY TRUSTEE
AND COMPANY                                                                136

SECTION 701.      Company to Furnish Trustee Names and Addresses
                  of Holders                                               136
SECTION 702.      Preservation of Information; Communications
                  to Holders                                               136
SECTION 703.      Reports by Trustee                                       136
SECTION 704.      Reports by Company                                       138

ARTICLE VIII-CONSOLIDATION, MERGER, CONVEYANCE,
SALE OR LEASE                                                              138

SECTION 801.      Company May Consolidate, Etc., Only on Certain Terms     138
SECTION 802.      Successor Corporation to be Substituted                  139

ARTICLE IX-SUPPLEMENTAL INDENTURES                                         139

SECTION 901.      Supplemental Indenture without Consent of Holders        139
SECTION 902.      Supplemental Indentures with Consent of Holders          141
SECTION 903.      Execution of Supplemental Indentures                     142

SECTION 904.      Effect of Supplemental Indentures                        143
SECTION 905.      Conformity with Trust Indenture Act                      143
SECTION 906.      Reference in Securities to Supplemental Indentures       143

ARTICLE X-COVENANTS                                                        144

SECTION 1001.     Payment of Principal, Premium, if any, and Interest      144
SECTION 1002.     Maintenance of Office or Agency                          144
SECTION 1003.     Money for Securities Payments to Be Held in Trust        145
SECTION 1004.     Limitation on Liens                                      146
SECTION 1005.     Limitation on Distributions                              150
SECTION 1006.     Limitation on Indebtedness of the Company                151
SECTION 1007.     Limitation on Indebtedness of MHC                        151
SECTION 1008.     Limitation on Business Activities                        152
SECTION 1009.     Operational Covenants                                    152
SECTION 1010.     Change in Operational Covenants When CalEnergy
                  Securities Rated Investment Grade and Certain
                  CalEnergy Securities Have Been Redeemed                  153
SECTION 1011.     Statement by Officers as to Default                      154
SECTION 1012.     Modification or Waiver of Certain Covenants              154
SECTION 1013.     Further Assurances                                       155
SECTION 1014.     Copies Available to Holders                              155
SECTION 1015.     Reports by Company                                       155

ARTICLE XI-REDEMPTION OF SECURITIES                                        156

SECTION 1101.     Applicability of Article                                 156
SECTION 1102.     Election to Redeem; Notice to Trustee                    156
SECTION 1103.     Selection by Trustee of Securities to Be Redeemed        157
SECTION 1104.     Notice of Redemption                                     157
SECTION 1105.     Deposit of Redemption Price                              158
SECTION 1106.     Securities Payable on Redemption Date                    158
SECTION 1107.     Securities Redeemed in Part                              159

ARTICLE XII-SINKING FUNDS                                                  160

SECTION 1201.     Applicability of Article                                 160
SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities    160
SECTION 1203.     Redemption of Securities for Sinking Fund                160

ARTICLE XIII-MEETINGS OF HOLDERS OF SECURITIES                             162

SECTION 1301.     Purposes of Meeting                                      162
SECTION 1302.     Place of Meetings                                        162
SECTION 1303.     Voting at Meetings                                       163
SECTION 1304.     Voting Rights, Conducts and Adjournment                  163
SECTION 1305.     Revocation of Consent by Holders                         164

ARTICLE XIV-SECURITY AND PLEDGE OF COLLATERAL                              164

SECTION 1401.     Grant of Security Interest                               164
SECTION 1402.     Delivery of Collateral                                   166
SECTION 1403.     Representations and Warranties                           166
SECTION 1404.     Further Assurances                                       167
SECTION 1405.     Dividends; Voting Rights                                 168
SECTION 1406.     Trustee Appointed Attorney-in-Fact                       169
SECTION 1407.     Trustee May Perform                                      169
SECTION 1408.     Trustee's Duties                                         169
SECTION 1409.     Remedies upon Event of Default                           169
SECTION 1410.     Application of Proceeds                                  170
SECTION 1411.     Continuing Lien                                          170
SECTION 1412.     Certificates and Opinions                                171
SECTION 1413.     Additional Agreements                                    171

ARTICLE XV-MISCELLANEOUS                                                   171

SECTION 1501.     Consent to Jurisdiction; Appointment of Agent to
                  Accept Service of Process                                171
SECTION 1502.     Counterparts                                             174

                              CROSS-REFERENCE TABLE

Trust Indenture                                                    Indenture
  Act Section                                                        Section
---------------                                                    ----------

ss.310     (a)(1)........................................................609
           (a)(2)........................................................609
           (a)(3).............................................Not Applicable
           (a)(4).............................................Not Applicable
           (b)......................................................608, 610
ss.311     (a)...........................................................613
           (b)...........................................................613
           (c)................................................Not Applicable
ss.312     (a)......................................................701, 702
           (b)...........................................................702
           (c)...........................................................702
ss.313     (a)...........................................................703
           (b)...........................................................703
           (c)...........................................................703
           (d)...........................................................703
ss.314     (a)...........................................................704
           (a)(4)...................................................101, 704
           (b)................................................Not Applicable
           (c)(1)........................................................102
           (c)(2)........................................................102
           (c)(3).............................................Not Applicable
           (d)................................................Not Applicable
           (e)...........................................................102
           (f)................................................Not Applicable
ss.315     (a)...........................................................601
           (b)...........................................................602
           (c)...........................................................601
           (d)...........................................................601
           (e)...........................................................514
ss.316     (a)...........................................101 ("Outstanding")
           (a)(1)(A)................................................502, 512
           (a)(1)(B).....................................................513
           (a)(2).............................................Not Applicable
           (b)...........................................................508
           (c)...........................................................104
ss.317     (a)(1)........................................................503
           (a)(2)........................................................504
           (b)..........................................................1003
ss.318     (a)...........................................................113
           (b)................................................Not Applicable
           (c)...........................................................113

-------------------

         Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of March 11, 1999, between MIDAMERICAN FUNDING, LLC, an Iowa limited liability company (herein called the "Company"), having its principal office at 302 South Thirty-Sixth Street, Suite 400, Omaha, Nebraska 68131, and IBJ Whitehall Bank & Trust Company, a New York banking corporation as trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of certain of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions


For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:


         (1) the terms defined in this Article have the respective meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein to the extent applicable;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principles," with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act ", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", and "controlled" have meanings correlative to the foregoing.

         "Applicable Procedures" means the rules and procedures of DTC and, as applicable, Euroclear and Cedel, in each case pertaining to beneficial interests in a Global Security.

         "Auditors" means the auditors for the time being of the Company or, in the event of their being replaced by the Company or being unable or unwilling to carry out any action requested of them pursuant to the terms of the Indenture, such other firm of internationally recognized accountants as the Company may select for the purpose.

         "Authenticating Agent" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee pursuant to Section 614.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that Board.

         "Board Resolution" means a copy of a resolution of the Company certified by the Secretary or any Assistant Secretary or by other authorized designee of the Board of Directors to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         "Business Day ", when used with respect to the Place of Payment of the Securities of any series, means each day which is not a Saturday, a Sunday or a day on which banking institutions in any Place of Payment for the Securities of that series are authorized or obligated by law to remain closed.

         "CalEnergy" means CalEnergy Company, Inc., a Delaware corporation.

         "Capitalized Lease Obligations" means all lease obligations of the Company and its Subsidiaries which, under GAAP, are or will be required to be capitalized, in each case taken at the amount thereof accounted for as indebtedness in conformity with such principles.

         "Cedelbank" means Cedelbank, societe anonyme, or its successors.

         "Collateral" has the meaning specified in Section 1401.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Consolidated Current Liabilities" means the consolidated current liabilities of the Company and its Subsidiaries but excluding the current portion of long term

Indebtedness which would otherwise be included therein, as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Debt" means, at any time, the sum of the aggregate outstanding principal amount of all Indebtedness for Borrowed Money (including, without limitation, the principal component of Capitalized Lease Obligations, but excluding Currency, Interest Rate or Commodity Agreements and all Consolidated Current Liabilities and Project Finance Debt) of the Company and its Subsidiaries, as determined on a consolidated basis in conformity with GAAP.

         "Consolidated EBITDA" means, for any period, the sum of the amounts for such period of the Company's (i) Consolidated Net Operating Income, (ii) Consolidated Interest Expense, (iii) income taxes and deferred taxes (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets), (iv) depreciation expense,
(v) amortization expense and (vi) all other non-cash items reducing Consolidated Net Operating Income, less all non-cash items increasing Consolidated Net Operating Income, all as determined on a consolidated basis in conformity with GAAP; provided that, to the extent that the Company has any Subsidiary that is not a wholly owned Subsidiary, Consolidated EBITDA shall be reduced by an amount equal to the Consolidated Net Operating Income of such Subsidiary multiplied by the quotient of (A) the number of shares of outstanding common stock of such Subsidiary not owned on the last day of such period by the Company or any Subsidiary of the Company divided by (B) the total number of shares of outstanding common stock of such Subsidiary on the last day of such period.

         "Consolidated Interest Expense" means, for any period, the aggregate amount of interest in respect of Indebtedness for Borrowed Money (including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; and all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financing) and the net costs associated with Interest Rate Agreements and all but the principal component of rentals in respect of Capitalized Lease Obligations, paid, accrued or scheduled to be paid or to be accrued by the Company and each of its Subsidiaries during such period, excluding, however, any amount of such interest of any Subsidiary of the Company if the net operating income (or loss) of such Subsidiary is excluded from the calculation of Consolidated Net Operating Income for such Subsidiary pursuant to clause (ii) of the definition thereof (but only in the same proportion as the net operating income (or loss) of such Subsidiary is excluded), less consolidated interest income, all as determined on a consolidated basis in conformity with GAAP; provided that, to the extent that the Company has any Subsidiary that is not a wholly owned Subsidiary, Consolidated Interest Expense shall be reduced by an amount equal to such interest expense of such Subsidiary multiplied by the quotient of (A) the number of shares of outstanding common stock of such Subsidiary not owned on the last day of such period by the Company or any Subsidiary of the Company divided by
(B) the total number of shares of outstanding common stock of such Subsidiary on the last day of such period.

         "Consolidated Net Operating Income" means, for any period, the aggregate of the net operating income (or loss) of the Company and its Subsidiaries for such period, as determined on a consolidated basis in conformity with GAAP; provided that the following items shall be excluded from any calculation of Consolidated Net Operating Income (without duplication): (i) the net operating income (or loss) of any Person (other than a Subsidiary) in which any other person has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or another Subsidiary of the Company during such period; (ii) the net operating income (or loss) of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net operating income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation or license; and (iii) all extraordinary gains and extraordinary losses.

         "Consolidated Net Tangible Assets" means at any time, the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on the most recently available consolidated balance sheet of the Company and its Subsidiaries (provided that such balance sheet is of a date not more than 60 days prior to a Measurement
Date) prepared in accordance with GAAP, net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the Consolidated Current Liabilities of the Company appearing on such balance sheet.

         "Corporate Trust Office" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at One State Street, News York, New York 10004.

         "corporation" includes corporations, associations, companies and business trusts.

         "Covenant Defeasance" has the meaning specified in Section 402(b).

         "Currency, Interest Rate or Commodity Agreements" means an agreement or transaction involving any currency, interest rate or energy price or volumetric swap, cap or collar arrangement, forward exchange transaction, option, warrant, forward rate agreement, futures contract or other derivative instrument of any kind for the hedging or management of foreign exchange, interest rate or energy price or volumetric risks; it being understood, for purposes of this definition, that the term "energy" shall include, without limitation, coal, gas, oil and electricity.

         "DCR" means Duff & Phelps Credit Rating Co. and any subsidiary or successor thereof.

         "default" means, for purposes of Section 601 hereof, an "Event of Default" as specified in Section 501 hereof. For purposes of Section 310(b) of the Trust Indenture Act (if applicable to the Securities of any series), "default" shall mean an "Event of Default" as specified in Section 501 hereof, but exclusive of any period of grace or requirement of notice.

         "Defaulted Interest" has the meaning specified in Section 309.

         "Defeasance" has the meaning specified in Section 402(a).

         "Definitive Security" means a physical security in fully registered form.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 301, and, if so provided pursuant to Section 301 with respect to the Securities of a series, any successor to such Person. If at any time there is more than one such Person, "Depositary" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

         "Discharged" means, with respect to the Securities of any series, the discharge of the entire indebtedness represented by, and obligations of the Company under, the Securities of such series and the satisfaction of all the obligations of the Company under this Indenture relating to the Securities of such series, except (A) the rights of Holders of the Securities of such series to receive, from the trust fund described in Section 403 hereof, payment of the principal of and interest and premium, if any, on the Securities of such series when such payments are due, (B) the Company's obligations with respect to the Securities of such series with respect to registration, transfer, exchange and maintenance of a Place of Payment and
(C) the rights, powers, trusts, duties, protections and immunities of the Trustee under this Indenture.

         "Distribution" means any dividend, distribution or payment (including by way of redemption, repurchase, retirement, return or repayment) in respect of shares of capital stock of the Company.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debt.

         "DTC" means The Depository Trust Company or its successors, or any successor clearing agency which is registered as such under the Exchange Act and approved by the Company.

         "Effective Date" means the effective date of the MidAmerican Merger, as provided for in the certificate(s) of merger that is filed and accepted by the appropriate state authorities.

         "Escrow Agreement" means the Escrow Agreement between the Company and IBJ Whitehall Bank &Trust Company, as Escrow Agent, dated as of March 11, 1999.

         "Euroclear" means the Euroclear System or its successors.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

         "Exchange Securities" means any Securities to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to any Registration Rights Agreement.

         "Excluded Subsidiary" means any Subsidiary of the Company

         (i) in respect of which neither the Company nor any Subsidiary of the Company (other than another Excluded Subsidiary) has undertaken any legal obligation to give any guarantee for the benefit of the holders of any Indebtedness for Borrowed Money (other than to another member of the Group) other than in respect of any statutory or regulatory obligation and the Subsidiaries of which are all Excluded Subsidiaries; and

         (ii) which has been designated as such by the Company by written notice to the Trustee; provided that the Company may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary whereupon it shall cease to be an Excluded Subsidiary.

         "Existing Rating" means, for any Rating Agency on any date of determination, the Rating assigned to the Securities of any series by such Rating Agency as of such date.

         "Expiration Date" has the meaning specified in Section 104.

         "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

         "Global Security" means a Registered Security which evidences all or part of a series of Securities and which is issued to the Depositary for such series or its nominee.

         "Group" means the Company and its Subsidiaries and "member of the Group" shall be construed accordingly.

         "Holder ", "holder of Securities", "Securityholder" and other similar terms mean the Person in whose name a Security is registered in the Security Register.

         "Holding Period" has the meaning specified in Section 201.

         "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume or guarantee such Indebtedness.

         "Indebtedness" means, with respect to the Company or any of its Subsidiaries at any date of determination (without duplication), (i) all Indebtedness for Borrowed Money, (ii) all obligations in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iii) all obli-gations to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except trade payables, (iv) all Capitalized Lease Obligations,
(v) all indebtedness of other persons secured by a mortgage, charge, lien, pledge or other security interest on any asset of the Company or any of its Subsidiaries, whether or not such indebtedness is assumed; provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of the secured indebtedness, (vi) all indebtedness of other persons of the types specified in the preceding clauses (i) through (v), to the extent such indebtedness is guaranteed by the Company or any of its Subsidiaries, and (vii) to the extent not otherwise included in this definition, obligations under Currency, Interest Rate or Commodity Agreements. The amount of Indebtedness at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, upon the occurrence of the contingency giving rise to the obligation, the maximum liability of any contingent obligations of the types specified in the preceding clauses (i) through (vii) at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

         "Indebtedness For Borrowed Money" means any indebtedness (whether being principal, premium, interest or other amounts) for (i) money borrowed,
(ii) payment obligations under or in respect of any trade acceptance or trade acceptance credit, or (iii) any notes, bonds, debentures, debenture stock, loan stock or other debt securities offered, issued or distributed whether by way of public offer, private placement, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash; provided, however, in each case, that such term shall exclude (w) any indebtedness relating to any accounts receivable securitizations, (x) any Indebtedness of the type permitted to be secured by Liens pursuant to Section 1004(m) herein, (y) any Trust Preferred Securities which are issued and outstanding on the date of original issue of the Securities or any extension, renewal, or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any such existing Trust Preferred Securities, for amounts not exceeding the principal amount or liquidation preference of the Trust Preferred Securities so extended, renewed or replaced, and (z) any Trust Preferred Securities issued in replacement or in connection with a refinancing of any preferred securities or preferred stock which is issued and outstanding on the date or original issue of the Securities, for amounts not exceeding the liquidation preference of the preferred securities or preferred stock so replaced or refinanced.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Indirect Participant" means a Person that holds a beneficial interest in a Global Security through a person that has an account with DTC.

         "Initial Principal Amount" has the meaning specified in Section 202.

         "Initial Securities" means Securities of any series issued under this Indenture which are offered and sold pursuant to an exemption from registration under the Securities Act.

         "interest ", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

         "Interest Coverage Ratio" means, with respect to the Company on any Measurement Date, the ratio of (i) the aggregate amount of Consolidated EBITDA of the Company for the four fiscal quarters for which financial information in respect thereof is available immediately prior to such Measurement Date to (ii) the aggregate Consolidated Interest Expense during such four fiscal quarters.

         "Interest Payment Date ", when used with respect to any installment or interest in respect of a Security, means the Stated Maturity of such installment of interest.

         "Investments" in any Person means any loan or advance to, any net payment on a guarantee of, any acquisition of capital stock, equity interest, obligation or other security of, or capital contribution or other investment in, such Person. Investments exclude advances to customers and suppliers and similar payments in the ordinary course of business.

         "Leverage Ratio" means the ratio of Consolidated Debt to Total Capital, calculated on the basis of the most recently available consolidated balance sheet of the Company and its consolidated Subsidiaries (provided that such balance sheet is as of a date not more than 60 days prior to a Measurement
Date) prepared in accordance with GAAP.

         "Lien" means any mortgage, lien, pledge, security interest or other encumbrance; provided, however, that the term "Lien" shall not mean any easements, rights-of-way, restrictions and other similar encumbrances and encumbrances consisting of zoning restrictions, leases, subleases, restrictions on the use of property or defects in the title thereto.

         "Material Adverse Effect" means a material adverse effect on the financial condition of the Company and its Subsidiaries, taken as a whole.

         "Maturity ", when used with respect to any Security or any installment of principal thereof, means the date on which the principal of such Security or installment of principal, as applicable, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "MAVH Inc. Collateral" has the meaning specified in Section 1401(a).

         "MAVH Inc. Pledged Shares" has the meaning specified in Section
1401(a).

         "Measurement Date" means the record date for any Distribution.

         "MHC" means MidAmerican Energy Holdings Company (to be renamed "MHC Inc." upon consummation of the MidAmerican Merger), an Iowa corporation, and its successors.

         "MHC Inc. Collateral" has the meaning specified in Section 1401(b).

         "MHC Inc. Pledged Shares" has the meaning specified in Section 1401(b).

         "MidAmerican Energy" means MidAmerican Energy Company, an Iowa corporation, and its successors.

         "MidAmerican Group" has the meaning specified in Section 1008(c).

         "MidAmerican Merger" means the consummation of the transactions contemplated by the MidAmerican Merger Agreement, as a result of which MHC becomes a direct wholly-owned Subsidiary of the Company.

         "MidAmerican Merger Agreement" means the Agreement and Plan of Merger dated as of August 11, 1998 among CalEnergy, Maverick Reincorporation Sub, Inc., MHC and MAVH Inc., as the same may be amended from time to time.

         "Moody's" means Moody's Investors Service, Inc., and any Subsidiary or successor thereof.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4).

         "Obligations" has the meaning specifying in Section 1401.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or any Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee. One of the Officers signing an Officers' Certificate delivered pursuant to Section 1011 shall be the prinicpal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who, unless otherwise specified herein or required by the Trust Indenture Act, may be an employee of or regular counsel for the Company, or may be other counsel to the Company.

         "Optional Definitive Security Request" has the meaning specified in
Section 307(b)(ii).

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding ," when used with respect to the Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities, or portions thereof, for whose payment or redemption money or U.S. Governmental Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying

         Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Securities which have been paid pursuant to Section 310 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, (b) if the principal amount of a Security payable at Maturity is to be determined by reference to an index or indices, the principal amount of such Security that shall be deemed to be Outstanding shall be the face amount thereof, (c) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as established as contemplated by Section 301, (d) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner established as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in clause (a) or (b) above, of the amount determined as provided in such clause), and (e) Securities owned by the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned as described in (e) above which have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor.

         "Participant" means a Person that has an account with DTC.

         "Paying Agent" means IBJ Whitehall Bank & Trust Company until a successor Paying Agent shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Paying Agent" shall mean such successor Paying Agent.

         "Permanent Global Security" means a Global Security that is, at the time of the initial issuance of the related series of Securities, issued in permanent form.

         "Permitted Liens" means liens permitted by clauses (a) through (m) under Section 1004.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment ," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in or as contemplated by Section 301.

         "Pledged Securities" has the meaning specified in Section 1413.

         "Pledged Shares" has the meaning specified in Section 1401.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 308 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen security.

         "Principal Amount" has the meaning specified in Section 202.

         "Private Exchange" means the offer by the Company, pursuant to any Registration Rights Agreement, to the initial purchaser(s) of any series of Securities to issue and deliver to such initial purchaser(s), in exchange for the Initial Securities held by such initial purchaser(s) as part of the initial distribution, a like aggregate principal amount of Private Exchange Securities.

         "Private Exchange Securities" means Securities issued pursuant to this Indenture in connection with a Private Exchange effected pursuant to any Registration Rights Agreement.

         "Project Documents" means all material energy sales and power contracts, steam supply agreements, operation and maintenance agreements, fuel supply agreements and transmission agreements to which the Company or any Significant Subsidiary is a party and all material utility licenses governing the business of the Company or any Significant Subsidiary.

         "Project Finance Debt" means:

(i) any Indebtedness to finance or refinance the ownership, acquisition, development, design, engineering, procurement, construction, servicing, management and/or operation of any project or asset which is incurred by an Excluded Subsidiary;

(ii) any Indebtedness to finance or refinance the ownership, acquisition, development, design, engineering, procurement, construction, servicing, management and/or operation of any project or asset in respect of which the person or persons to whom any such Indebtedness is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary) for the repayment thereof other than:

                  (a) recourse to such member of the Group for amounts limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from, or ownership interests or other investments in, such project or asset; and/or

                  (b) recourse to such member of the Group for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any encumbrance given by such member of the Group over such project or asset or the income, cash flow or other proceeds deriving therefrom (or given by any shareholder or the like, or other investor in the borrower or in the owner of such project or asset over its shares or the like in the capital of, or other investment in, the borrower or in the owner of such project or asset) to secure such Indebtedness, provided that the extent of such recourse to such member of the Group is limited solely to the amount of any recoveries made on any such enforcement; and/or

                  (c) recourse to such borrower generally, or directly or indirectly to a member of the Group, under any form of assurance, indemnity, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against which such recourse is available; and

(iii) any Indebtedness which is issued by MidAmerican Realty Services Company other than any such Indebtedness incurred after the Effective Date which is guaranteed by the Company, MHC or MidAmerican Energy.


     "QIB" means a Qualified Institutional Buyer, as defined in Rule 144A.


     "Rating" means, for each Rating Agency, the credit rating assigned to the Securities of any series by such Rating Agency.


     "Rating Agency" means (i) S&P, (ii) Moody's and (iii) DCR, any of their respective Subsidiaries or successors, or, in any case, if such person ceases to rate any series of Securities for reasons outside the control of the Company, any other "nationally recognized statistical rating organization" (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) selected by the Company as a replacement Rating Agency.


     "Rating Event Date" has the meaning specified in Section 1010(a).


     "Ratings Downgrade" means a lowering by any of the Rating Agencies of the Existing Rating assigned to all series of the Securities by such Rating Agency.


     "Redemption Date" means any date on which the Company redeems all or any portion of any Security in accordance with the terms of this Indenture.

     "Redemption Price ," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

     "Reference Securities" has the meaning specified in Section 1010(a).

     "Registered Exchange Offer" means an offer by the Company, pursuant to any Registration Rights Agreement, to certain Holders of a series of Initial Securities, to issue and deliver to such Holders, in exchange for such Initial Securities, a like aggregate principal amount of Exchange Securities which have been registered under the Securities Act.

     "Registered Security" means any Security that is payable to a registered owner or registered assigns thereof as registered in the Security Register.

     "Registration Rights Agreement" means any Registration Rights Agreement which may from time to time be entered into between the Company and the initial purchaser(s) of any series of Initial Securities issued and sold under this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Regulation S" means Regulation S promulgated under the Securities Act, or any successor provision thereto and as may be amended from time to time.

     "Regulation S Global Security" has the meaning specified in Section 201.

     "Regulation S Security" means Securities of any series offered and sold in their initial distribution to non-US Persons in offshore transactions in reliance on Regulation S, until such time as the Restricted Period shall have terminated.

     "Relevant Date" means, for any payment made with respect to the Securities of any series, the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Depositary or by the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with this Indenture.

     "Responsible Officer ," when used with respect to the Trustee, means any officer within the Corporate Trust Office, including any secretary, vice president, managing director, assistant vice president, assistant secretary (if any), assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers; and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Definitive Securities" means Definitive Securities that are Restricted Securities.

     "Restricted Period" has the meaning specified in Section 201.

     "Restricted Securities" means Securities required to bear a legend containing Securities Act transfer restrictions, in substantially the form specified in Section 202.

     "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor provision thereto and as may be amended from time to time.

     "Rule 144A" means Rule 144A promulgated under the Securities Act, or any successor provision thereto and as may be amended from time to time.

     "Rule 144A Global Security" has the meaning specified in Section 201.

     "Rule 144A Security" means Securities of any series offered and sold in their initial resale distribution to QIBs in reliance on Rule 144A, until such time as the Holding Period shall have terminated.

     "S&P" means Standard & Poor's Rating Group, and any, Subsidiary or successor thereof.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the U.S. Securities Act of 1933, as amended.

     "Security Register" and "Security Exchange Agent/Registrar" have the respective meanings specified in Section 305.

     "Shelf Registration Statement" means any registration statement filed with the Commission by the Company, in connection with the offer and sale of any series of Initial Securities or Private Exchange Securities pursuant to any Registration Rights Agreement.

     "Significant Subsidiary" means, at any particular time, any Subsidiary of the Company whose gross assets or gross revenues (having regard to the Company's direct and/or indirect beneficial interest in the shares, or the like, of that Subsidiary) represent at least 25% of the consolidated gross assets or, as the case may be, consolidated gross revenues of the Company.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 311.

     "Stated Maturity ", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means, with respect to any Person, any corporation, association, partnership or other business entity of which 50% or more of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned, directly or indirectly, by (i) such person, (ii) such person and one or more Subsidiaries of such person or (iii) one or more Subsidiaries of such person.

     "Temporary Cash Investments" means any of the following: (i) any investment in direct obligations of the United States or any agency thereof or obligations guaranteed by the United States or any agency thereof, in each case, maturing within 360 days of the date of acquisition thereof, (ii) investment in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company (including the Trustee) which is organized under the laws of the United States, any state thereof or any foreign country recognized by the United States having capital, surplus and undivided profits aggregating in excess of $250,000,000 and whose debt is rated "A" (or such similar equivalent rating) or higher by at least one Rating Agency or any money-market fund sponsored by any registered broker dealer or mutual fund distributor, (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a nationally recog-nized broker-dealer, (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an affiliate of the Company) organized and in existence under the laws of the United States or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of "P-2" (or higher) according to Moody's or "A-2" (or higher) according to S&P and DCR and
(v) securities with maturities of six months or less from the date of acquisition backed by standby or direct pay letters of credit issued by any bank satisfying the requirements of clause (ii) above.

     "Total Capital" of any Person means, as of any date, the sum (without duplication) of (a) Indebtedness for Borrowed Money, (b) consolidated stockholder's equity of such Person and its consolidated Subsidiaries (excluding any preferred stock included in stockholder's equity) and (c) preferred stock and Trust Preferred Securities of such Person and its consolidated Subsidiaries.

     "Transactions" means the transactions contemplated by the MidAmerican Merger Agreement, the Escrow Agreement, Registration Rights Agreement and this Indenture.

     "Transfer Agent" means any Person authorized by the Company to effectuate the exchange or transfer of any Security on behalf of the Company hereunder.

     "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended.

     "Trust Preferred Securities" shall mean (without duplication) any trust preferred securities or related debt or guaranties.


     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "United States" and "U.S." means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "U.S. Government Obligation" means any (a) security which is (i) a direct obligation of the United States for the payment of which the full faith and credit of the United States is pledged or (ii) an obligation of a person controlled or supervised by and acting as an agency of instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in the case of clause (i) or
(ii), is not callable or redeemable at the option of the issuer thereof, and (b) depositary receipt issued by a bank (as defined in the Securities Act) as custodian with respect to any security specified in clause (a) above and held by such bank for the account of the holder of such depositary receipt or with respect to any specific payment of principal of or interest on any such security held by any such bank, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "Unrestricted Security" has the meaning specified in Section 201.


 SECTION 102. Certificates and Opinions

     Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate required by Section 1011) shall include:


         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 103. Form of Documents Delivered to Trustee

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or instrument required to be given or executed by a Person which is not a natural person may be given or executed on behalf of such Person by any duly authorized designee of such Person.

     Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104. Acts of Holders; Record Dates


(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Holders of any series of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by each such Holder in Person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

Without limiting the generality of the foregoing, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, in each case pursuant to Section 301, (i) a Holder of any Security may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by the Holder of any such Security,
(ii) a Holder of any such Security, including a Depositary that is a Holder of a Global Security, entitled hereunder to take any action hereunder with regard to such Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of the principal amount of such Security; and (iii) a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in such Global Security through the Depositary's standing instructions and customary practices.

(b) The fact and date of the execution by any Person of any such instrument, writing or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing or proxy acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, writing or proxy, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of Securities shall be proved by the Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e) The Company may, in its discretion, by Board Resolution, set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, consent, waiver or Act provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company shall have no obligation to set a record date; and provided further that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to any applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect); provided, however, that no new record date may be established with the purpose or effect of rendering, and no other provision of this paragraph shall be construed to render, ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of
(i) any Notice of Default, (ii) any declaration of acceleration referred to in
Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512; provided that if the Trustee does not set any record date within ten days after first receiving any such notice, declaration, rescission and annulment, request or direction, as the case may be, then the record date shall be the close of business on the date on which the Trustee first receives any such notice, declaration, rescission and annulment, request or direction, as the case may be. If any record date is set by the Trustee pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to any applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect); provided, however, that no new record date may be established with the purpose or effect of rendering, and no other provision of this paragraph shall be construed to render, ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken based on such record date previously set. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section 104(e), the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the earlier of (i) the existing Expiration Date and (ii) the proposed new Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 90th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.


      SECTION 105. Notices, Etc., to Trustee and Company

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Trustee at its Corporate Trust Office, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 106. Notice to Holder; Waiver

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

If, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made at the direction of the Company in a manner reasonably calculated, to the extent practicable under the circumstances, to provide prompt notice shall constitute a sufficient notification for every purpose hereunder.

Any notice required or permitted hereunder may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 107. Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 108. Successors and Assigns

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 109. Separability Clause

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


     SECTION 110. Benefits of Indenture

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 111. Governing Law

THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     SECTION 112. Legal Holidays

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security established as contemplated by Section 301 hereof which specifically states that such provision shall apply in lieu of this Section)) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

     SECTION 113. Incorporation by Reference of Trust Indenture Act

Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture, as then supplemented.

     "indenture trustee" or "institutional trustee" means the Trustee. "obligor" in the indenture securities means the Company and any other obligor in the indenture securities.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

                                   ARTICLE II

                                 SECURITY FORMS

     SECTION 201. Forms Generally

The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, a Board Resolution or one or more indentures supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon (i) as may be required by law or to comply with the rules of (a) any securities exchange, (b) DTC or any other clearing agency registered as such under the Exchange Act or (c) Euroclear or Cedel; or (ii) as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized Director or officer of the Company and delivered to the Trustee at or prior to the delivery of the Company Or-der contemplated by Section 303 for the authentication and delivery of such Securities.

The Trustee's certificate of authentication shall be in substantially the form set forth in this Article.

The definitive Securities shall be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution thereof.

Except as otherwise provided pursuant to Section 301, Initial Securities of any series offered and sold in their initial resale distribution to QIBs in reliance on Rule 144A shall initially be issued in the form of one or more Global Securities of such series in definitive, fully registered form, substantially in the form set forth in this Article, with such applicable legends as are provided for in Section 202. Such Global Securities shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided, and deposited with the Depositary, which will hold such Global Securities for the benefit of DTC. Until such time as the Holding Period (as defined below) shall have terminated, each such Security shall be referred to as a "Rule 144A Global Security." The aggregate principal amount of any Rule 144A Global Security may be adjusted by endorsements to Schedule A on the reverse thereof in any situation where adjustment is permitted or required by this Indenture. Unless the Company determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed from a Rule 144A Security in accordance with the procedures set forth in Section 306(b) after such time as the applicable Holding Period shall have terminated, and each such Security shall thereafter be held as an "Unrestricted Security." As used herein, the term "Holding Period," with respect to Rule 144A Securities of any series, means the period referred to in Rule 144(k) or any successor provision thereto and as may be amended or revised from time to time, beginning from the later of (i) the original issue date of such Securities or (ii) the last date on which the Company or any affiliate of the Company was the beneficial owner of such Securities (or any predecessor thereof).

Except as otherwise provided pursuant to Section 301, Initial Securities of any series offered and sold in their initial distribution to non-US Persons in offshore transactions in reliance on Regulation S shall initially be issued in the form of one or more Global Securities of such series in definitive, fully registered form, substantially in the form set forth in this Article, with such applicable legends as are provided for in Section 202. Such Global Securities shall be duly executed by the Company and authenticated by the Trustee as herein provided, and deposited with the

Depositary, which will hold such Global Securities for the benefit of DTC, for credit initially only to such accounts at Euroclear or Cedel as DTC's Participants may direct. Until such time as the Restricted Period (as defined below) shall have terminated, each such Global Security shall be referred to as a "Regulation S Global Security." The aggregate principal amount of any Regulation S Global Security may be adjusted by endorsements to Schedule A on the reverse thereof in any situation where adjustment is permitted or required by this Indenture. Unless the Company determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed from a Regulation S Security in accordance with the procedures set forth in
Section 306(b) after such time as the applicable Restricted Period shall have terminated, and each such Security shall thereafter be held as an "Unrestricted Security." As used herein, the term "Restricted Period," with respect to Regulation S Securities of any series, means the period of 40 consecutive days beginning on and including the later of (i) the date on which interests in such Securities are offered to Persons other than distributors (as defined in Regulation S) and (ii) the original issue date of such Securities. Except as otherwise provided pursuant to Section 301, no Regulation S Global Security shall be issued except as provided in this paragraph to evidence Securities offered and sold in their initial distribution in reliance on Regulation S.

Except as otherwise provided pursuant to Section 306(b), Initial Securities of any series offered and sold in their initial resale distribution to purchasers who are institutional "accredited investors" as described in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act (each an "IAI") and who are not QIBs shall be issued in the form of fully registered, definitive, physical certificates, substantially in the form set forth in this Article, with such applicable legends as are provided for in Section 202 hereto (such securities as held by an IAI are herein referred to as "Restricted Definitive Securities"). Unless the Company determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed from a Restricted Definitive Security in accordance with the procedures set forth in Section 306(b) after such time as the applicable Holding Period shall have terminated, and each such Security shall thereafter be held as an "Unrestricted Security." As used herein, the term "Holding Period," with respect to Restricted Definitive Securities of any series, means the period referred to in Rule 144(k) or any successor provision thereto and as may be amended or revised from time to time, beginning from the later of (i) the original issue date of such Securities or
(ii) the last date on which the Company or any affiliate of the Company was the beneficial owner of such Securities (or any predecessor thereof).

     SECTION 202. (a) Form of Face of Initial Security

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT--THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

[IF THE SECURITY IS TO BE A RESTRICTED SECURITY, INSERT THE APPLICABLE LANGUAGE-- [THIS SECURITY HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE:] [THIS SECURITY HAS INITIALLY BEEN RESOLD TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DESCRIBED BY RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE:] [THIS SECURITY HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE:]]

[IF THE SECURITY IS TO BE A RESTRICTED SECURITY, INSERT--


THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT [(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT),] [(B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DESCRIBED BY RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT OR] [(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION,] (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT PRIOR TO SUCH TRANSFER, FURNISHED TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN

ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "US PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                            MIDAMERICAN FUNDING, LLC
                               [Title of Security]

 No. __________   $_________
                                                              CUSIP No._________
                                                             [ISIN No. ________]
                                                         [Common Code:_________]

         MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner or its registered assigns] [IF THE SECURITY IS A GLOBAL SECURITY, INSERT--] the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount")] [IF THIS SECURITY IS NOT A GLOBAL SECURITY, INSERT--the principal sum of ____________ Dollars (the "Principal Amount")] on ________, [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT--and to pay interest thereon from ___________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _________________ and ___________________ in each year, commencing ______________, _____________ until the Principal Amount hereof is paid or made available for payment. [IF APPLICABLE, INSERT--; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (or, if lower, the maximum rate legally enforceable), from the dates such amounts are due until they are paid or made available for payment, [and such interest shall be payable on demand] [IF APPLICABLE, INSERT-- provided further that if an Illiquidity Event (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of [ ]% per annum from and including the date on which any such Illiquidity Event shall occur, until but excluding the date on which all Illiquidity Events have been cured, provided, however, that if such Illiquidity is not cured within two years after the consummation of the MidAmerican Merger, such increase in interest rate will become permanent.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or _________ (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of [yield to maturity] % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. [Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of [yield to maturity] % per annum (or, if lower, the maximum rate legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided however, that payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         [INSERT ANY SPECIAL NOTICE PROVISIONS REQUIRED BY ANY STOCK EXCHANGES UPON WHICH THE SECURITIES OF A SERIES ARE TO BE LISTED.]

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                    MIDAMERICAN FUNDING, LLC

                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

Attest:


By:
    ----------------------------
     Name:
     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                    IBJ WHITEHALL BANK & TRUST COMPANY,
                                      as Trustee

Dated:____________                  By:______________________
                                        Authorized Signatory

SECTION 202. (b)  Form of Reverse of Initial Security

                            MIDAMERICAN FUNDING, LLC
                            [Title of the Securities]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March __, 1999 (herein called the "Original Indenture"), among the Company and IBJ Whitehall Bank & Trust Company, as trustee, principal paying agent, security exchange agent/registrar and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Original Indenture) [INSERT PARTICULARS WITH RESPECT TO ANY INDENTURES SUPPLEMENTAL THERETO PURSUANT TO WHICH THE SECURITIES OF THIS SERIES ARE BEING ISSUED] to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT-- limited in aggregate principal amount to $ ________________].

         [IF APPLICABLE, INSERT -- This Security is not subject to redemption prior to maturity.]

         [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, [IF APPLICABLE, INSERT -- (1) on __________ in any year commencing with the year ___ and ending with the year through operation of the sinking fund for this series at a Redemption Price equal to 100% of the princi-pal amount, and (2)] at any time [on or after __________ ___], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

         If redeemed [IF APPLICABLE, INSERT -- on or before _________, %, and if redeemed] during the 12-month period beginning , of the years indicated:

Year        Redemption Price             Year              Redemption Price
----        ----------------             ----              ----------------




and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT-- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice to the Holders of such Securities, as provided in the Indenture (1) on ____________ in any year commencing with the year and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

         If redeemed during the 12-month period beginning of the years indicated:


                                                          Redemption Price for
                       Redemption Price                  Redemption Otherwise
               for Redemption Through Operation         Than Through Operation
 Year                 of Sinking Fund                     of the Sinking Fund
 ----          --------------------------------         -----------------------
and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT -- Notwithstanding the foregoing, the Company may not, prior to ___________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

         [IF APPLICABLE, INSERT -- The sinking fund for this series provides for the redemption on __________ in each year beginning with the year _________ and ending with the year ___________ of [IF APPLICABLE, INSERT -- not less than $_____ ("mandatory sinking fund") and, at the option of the Company, not more than] $_____ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the order in which they become due].]

         [IF APPLICABLE, INSERT -- The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus ________basis points, plus, for
(i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

         "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable

Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining average life Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining average life of the Securities of this series.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

         "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

         "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such redemption date).

         "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

         Notice of redemption shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

         If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

         Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.]

         [IF THE SECURITY IS A GLOBAL SECURITY AND IT IS SUBJECT TO REDEMPTION OF ANY KIND, INSERT -- In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.]

         The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

         [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.]

         [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT --If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series (the "Acceleration Amount") may be declared due and payable in the manner and with the effect provided in the Indenture. In case of a declaration of acceleration on or before __________ in any year, the Acceleration Amount per $_____ principal amount at Stated Maturity of the Securities shall be equal to the amount set forth in respect of such date below:

                                                       Acceleration Amount
                                                       per $ ___________
                                                       principal amount
                   Date of declaration                 at Stated Maturity
                   -------------------                 --------------------




and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the immediately preceding date set forth in the table above, plus accrued original issue discount (computed in accordance with the method used for calculating the amount of original issue discount that accrues for United States federal income tax purposes) from such next preceding date to the date of declaration at the yield to maturity. For the purpose of this computation the yield to maturity is ____%. Upon payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee,
(c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of [IF THIS SECURITY IS A GLOBAL SECURITY, INSERT-- a Security of the series of which this Security is a part] [IF THIS SECURITY IS NOT A GLOBAL SECURITY, INSERT -- this SecuritY] is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         [IF THIS SECURITY IS A DEFINITIVE REGISTERED SECURITY, INSERT -- Definitive Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.]

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

         The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

         No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

         This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

         [CUSTOMARY ABBREVIATIONS MAY BE USED IN THE NAME OF A HOLDER OF A REGISTERED SECURITY OF THIS SERIES OR AN ASSIGNEE SUCH AS: TEN COM (= TENANTS IN COMMON), TEN ENT (= TENANTS BY THE ENTIRETIES), JT TEN (= JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON), CUST (= CUSTODIAN), AND U/G/M/A (= UNIFORM GIFTS TO MINORS ACT).]

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securi-ties of this series. [IF THIS SECURITY IS A REGULATION S SECURITY, INSERT -- This Security will also bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.]

         This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [IF SECURITY IS A GLOBAL SECURITY, INSERT AS A SEPARATE PAGE--]

                                                                      Schedule A

                             SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: U.S. $____


                                                              Notation made
                                             Principal      on behalf of the
   Date       Principal      Principal         amount           Security
adjustment     amount          amount        following          Exchange
  made        increase       decrease       adjustment       Agent/Registrar
----------    ---------      ---------      ----------      -----------------





----------    ---------      ---------      ----------      -----------------

SECTION 203. (a) Form of Face of Exchange Security

                            MIDAMERICAN FUNDING, LLC
                               [Title of Security]

 No. __________  $_________
                                                              CUSIP No._________


         MIDAMERICAN FUNDING, LLC, a limited liability company organized under the laws of Iowa (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner or its registered assigns] the principal sum of Dollars (the "Principal Amount")] on ____________, [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- and to pay interest thereon from __________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on and in each year, commencing , until the Principal Amount hereof is paid or made available for payment. [IF APPLICABLE, INSERT--; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (or, if lower, the maximum rate legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or _________ (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date] and may be paid to [the bearer at the time of payment of such Defaulted Interest] [the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

     [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of [yield to maturity] % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. [Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of [yield to maturity] % per annum (or, if lower, the maximum rate legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided however, that payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

    [INSERT ANY SPECIAL NOTICE PROVISIONS REQUIRED BY ANY STOCK EXCHANGES UPON WHICH THE SECURITIES OF A SERIES ARE TO BE LISTED.]

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                   MIDAMERICAN FUNDING, LLC

                                   By:  ______________________________
                                        Name:
                                        Title:

Attest:


By:__________________________
     Name:
     Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                       IBJ WHITEHALL BANK & TRUST COMPANY,
                                     as Trustee

Dated:____________                 By:______________________
                                   Authorized Signatory

SECTION 203. (b) Form of Reverse of Exchange Security

                            MIDAMERICAN FUNDING, LLC
                            [Title of the Securities]

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March __, 1999 (herein called the "Original Indenture"), among the Company and IBJ Whitehall Bank & Trust Company, as trustee, principal paying agent, security exchange agent/registrar and transfer agent (herein called the "Trustee", which term includes any successor trustee under the Original Indenture) [INSERT PARTICULARS WITH RESPECT TO ANY INDENTURE SUPPLEMENTAL THERETO PURSUANT TO WHICH THE SECURITIES OF THIS SERIES ARE BEING ISSUED] to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT-- limited in aggregate principal amount to $ _____________].

         [IF APPLICABLE, INSERT -- This Security is not subject to redemption prior to maturity.]

         [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, [IF APPLICABLE, INSERT -- (1) on ________________ in any year commencing with the year and ending with the year through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

         If redeemed [IF APPLICABLE, INSERT -- on or before _________, _________%, and if redeemed] during the 12-month period beginning
______________, of the years indicated:

Year         Redemption Price            Year              Redemption Price
----         ----------------            ----              ----------------
and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT-- (whether through operation of the sinking fund or otherwise)] with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice to the Holders of such Securities, as provided in the Indenture (1) on _____________ in any year commencing with the year and ending with the year ______ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

         If redeemed during the 12-month period beginning _________ of the years indicated:


                                                         Redemption Price for
                       Redemption Price                 Redemption Otherwise
               for Redemption Through Operation        Than Through Operation
 Year                 of Sinking Fund                    of the Sinking Fund
 ----          --------------------------------        ------------------------





and thereafter at a Redemption Price equal to ______% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT -- Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than % per annum.]

         [IF APPLICABLE, INSERT -- The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year and ending with the year __________ of [IF APPLICABLE, INSERT -- not less than $______ ("mandatory sinking fund") and, at the option of the Company, not more than] $ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the order in which they become due].]

         [IF APPLICABLE, INSERT -- The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus ________ basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

         "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having an average life comparable to the remaining average life of Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining average life of the Securities of this series.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

         "Independent Investment Banker" means an independent investment banking institution of international standing appointed by the Company.

         "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such redemption date).

         "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company.

         Notice of redemption shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

         If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

         Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.]

         The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

         [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.]

         [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT --If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series (the "Acceleration Amount") may be declared due and payable in the manner and with the effect provided in the Indenture. In case of a declaration of acceleration on or before __________ in any year, the Acceleration Amount per $______ principal amount at Stated Maturity of the Securities shall be equal to the amount set forth in respect of such date below:

                                                       Acceleration Amount
                                                       per $ ___________
                                                       principal amount
                   Date of declaration                 at Stated Maturity
                   -------------------                 -------------------



and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the immediately preceding date set forth in the table above, plus accrued original issue discount (computed in accordance with the method used for calculating the amount of original issue discount that accrues for United States federal income tax purposes) from such next preceding date to the date of declaration at the yield to maturity. For the purpose of this computation the yield to maturity is ____%. Upon payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee,
(c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice from the Holder, request and offer of indemnity shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Definitive Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

         The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

         No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

         This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

         [CUSTOMARY ABBREVIATIONS MAY BE USED IN THE NAME OF A HOLDER OF A REGISTERED SECURITY OF THIS SERIES OR AN ASSIGNEE SUCH AS: TEN COM (= TENANTS IN COMMON), TEN ENT (= TENANTS BY THE ENTIRETIES), JT TEN (= JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON), CUST (= CUSTODIAN), AND U/G/M/A (= UNIFORM GIFTS TO MINORS ACT).]

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

         This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204. Form of Trustee's Certificate of Authentication

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                      as Trustee

Dated:___________                   By:__________________________
                                         Authorized Signatory

SECTION 205. Form of Trustee's Certificate of Authentication by an Authenticating Agent

         If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by the Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                    IBJ WHITEHALL BANK & TRUST COMPANY
                                      as Trustee



                                            as Authenticating Agent

Dated:___________                   By:__________________________
                                          Authorized Signatory

                                   ARTICLE III

                                 THE SECURITIES


SECTION 301. Amount Unlimited; Issuable in Series

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:


         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 307, 308, 906 or 1107, and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

         (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

         (4) the date or dates on which the principal of the Securities of the series is payable;

         (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

        (6) the place or places, if any, in addition to or in the place of the Corporate Trust Office, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable and where such Securities may be registered or transferred;

        (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

        (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof; and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation; and any provisions in addition to or in lieu of the provisions of Article Twelve applicable to the Securities of such series;

        (9) if other than denominations of $1,000 and any integral multiple of $1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;

        (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
        Section 502;

        (11) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies such as the European Currency Unit, in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States for any purpose, including for purposes of the designation of "Outstanding" in Section 101;

        (12) if the principal of (and premium, if any) or interest, if any, on the Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units which may be elected and the period or periods within which, and the terms and conditions upon which, such election may be made and the amount so payable;

        (13) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

        (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

        (15) any provisions permitted by this Indenture relating to Events of Default or covenants of the Company with respect to such series of Securities;

        (16) if the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in Section 307(b)(ii), and any related certificates in addition to those set forth in Section 313;

        (17) any deletion of, addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to
        Section 502;

        (18) any deletion of, addition to or change in the covenants set forth in Sections 1004, 1005, 1006, 1007, 1008, 1009 and 1010 which applies to Securities of the series;

        (19) any information the Company shall be obligated to provide to the Trustee, and the Trustee shall be obligated to promptly forward to Holders of Securities of the series, pursuant to Section 703(b);

        (20) the form of any legend(s) which shall be borne by any Restricted Securities in addition to or in lieu of that set forth in Section 202; any circumstances in addition to or in lieu of those set forth in
        Section 306(b) in which such legend(s) may be removed or modified; any circumstances in addition to or in lieu of those set forth in Section 306(a) in which definitive Securities may be registered for transfer; and any certificates in addition to or in lieu of those set forth in
        Section 313; and

        (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and set forth in the Officers' Certificate referred to above or in any indenture supplemental hereto referred to above.

         If any of the terms of the Securities of a series, including the form of Security of such series, are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by any authorized Officer of the Company, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such series of Securities.

SECTION 302. Denominations

The Securities of each series shall be issuable in bearer form or in registered form without coupons, except as otherwise expressly provided in a supplemental indenture hereto, in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.


SECTION 303. Execution, Authentication, Delivery and Dating

The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any such Person on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signature of any individual who was at any time the proper Officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with an instrument or instruments establishing such series of Securities as contemplated in Section 301 hereof, and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601 and 603) shall be fully protected in relying upon, an Opinion of Counsel stating,


         (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

         (b) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

         (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity and such other matters as counsel may specify therein.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the documents otherwise required pursuant to Sections 201 and 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate the issuance of each Security of such series.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. Temporary Securities

 Pending the preparation of definitive Securities of any series, the Company may execute, and upon compliance by the Company with Section 303, the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder except as provided in Section 306 (if in connection with a transfer). Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Upon any exchange of a portion of a temporary Global Security for a definitive Global Security for the individual Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount of such temporary Global Security, and such principal amount shall be reduced for all purposes by the amount so exchanged and endorsed.

SECTION 305. Registrar and Paying Agent; Registration, Registration of Transfer and Exchange

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfers and exchanges of Securities. The Company shall maintain an office or agency of the Paying Agent in any Place of Payment where Securities of a series may be presented for payment. The Company may have one or more co-registrars and one or more additional paying agents, and the terms "Security Exchange Agent/Registrar" and "Paying Agent" shall include any additional co-registrars and paying agents, respectively.

         The Company shall enter into an appropriate agency agreement with any Securities Exchange Agent/Registrar, Paying Agent or additional co-registrars or paying agents not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act and the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Security Exchange Agent/Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation there-for pursuant to Section 607. The Company may act as Security Exchange Agent/Registrar or Paying Agent.

         The Company hereby initially appoints the Trustee as "Security Exchange Agent/Registrar" for the purpose of registering Securities and transfers of Securities, and for the purpose of exchanging Securities, and as Paying Agent, all as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, any Security or Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order the Trustee or the Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities as provided in this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Exchange Agent/Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, provided that such Security shall be immediately surrendered for redemption with written instructions for payment consistent with the provisions of this Indenture.

         The provisions of this Section 305 are, with respect to any Global Security, subject to Section 307 hereof.

SECTION 306. Restricted Securities

(a) Transfer and Exchange.

         (i) In General. Every Restricted Security shall be subject to the restrictions on transfer provided in the applicable legend(s) required to be set forth on the face of each Restricted Security pursuant to
         Section 201 or as provided pursuant to Section 301, unless such restrictions on transfer shall be waived or modified, in accordance with applicable laws, by the written consent of the Company. Each of the Holder of each Restricted Security, by its acceptance thereof, agrees to be bound by such restrictions on transfer.

         (ii) Special Provisions Regarding Transfer of Restricted Securities. Unless expressly provided otherwise in the Indenture, whenever any Restricted Definitive Security is presented or surrendered for registration of transfer, such Restricted Definitive Security must be accompanied by a certificate in substantially the form set forth in or contemplated by Section 313(b) (which may be attached to or set forth in the Restricted Definitive Security), appropriately completed, dated the date of such surrender and signed by the Holder of such Restricted Definitive Security, as to compliance with such restrictions on transfer, unless the Company shall have notified the Trustee that there is an effective registration statement under the Securities Act with respect to such Restricted Definitive Security. Neither the Security Exchange Agent/Registrar nor any Transfer Agent shall be required to accept for such registration of transfer or exchange any Restricted Definitive Security not so accompanied by a properly completed certificate.

(b) Removal of Transfer Restrictions.

Unless with respect to the whole or any portion of any Restricted Security the Company determines otherwise in accordance with applicable law, transfer restrictions and any restrictive legend(s) with respect to Restricted Securities of any series shall be removed by the Company (i) in the case of Rule 144A Securities and Restricted Definitive Securities, upon presentation of such Security by the Holder at any time on or after the expiration of the Holding Period, or (ii) in the case of Regulation S Securities, upon presentation or such Security by the Holder at any time on or after the expiration of the Restricted Period. Thereafter, upon registration of transfer of or exchange of such Securities, the Company shall execute, and the Trustee shall authenticate and deliver, an Unrestricted Security.

Except as otherwise provided in the preceding paragraph, if Securities are issued upon the registration of transfer, exchange or replacement of Securities bearing a legend or legends setting forth restrictions on transfer, or if a request is made to remove such legend(s) from a Security, the Securities so issued shall bear such legend(s), or such legend(s) shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence (which may include an opinion, reasonably satisfactory to the Company, of independent counsel experienced in matters of United States securities law) as may be reasonably required by the Company that neither such legend(s) nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence to the Company, the Trustee, at the direction of the Company, shall authenticate and deliver a Security that does not bear such legend(s). In the absence of bad faith on its part, the Trustee may conclusively rely upon such direction of the Company in authenticating and delivering a Security that does not bear such legend(s).

As used in this Section 306, the term "transfer" encompasses any sale, pledge or other transfer of any Securities referred to herein.

Notwithstanding anything else in this Indenture to the contrary, after a transfer of any Initial Securities or Private Exchange Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security or such Private Exchange Security will cease to apply, the requirements requiring that any such Initial Security or such Private Exchange Security issued to certain Holders be issued in global form will cease to apply, and a certificated Initial Security or Private Exchange Security without legends will be available to the transferee of the Holder of such Initial Securities or Private Exchange Securities or upon receipt of directions to transfer such Holder's interest in the Global Security, as applicable.

Notwithstanding anything else in this Indenture to the contrary, upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will cease to apply and certificated Initial Securities with the restricted securities legend set forth in Section 202 hereto will be available to Holders of such Initial Securities that do not exchange their Initial Securities and Exchange Securities in certificated form will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

Notwithstanding anything else in this Indenture to the contrary, upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain holders be issued in global form will still apply, and Private Exchange Securities in global form with the Restricted Securities Legend set forth in
Section 202 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

SECTION 307. Global Securities



(a) Form and Legend.

If the Company shall establish pursuant to Section 301 that certain of the Securities of a particular series are to be issued in the form of a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 303, authenticate and deliver, a Global Security or Securities which (i) shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all of the Securities of such series to be so represented, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary for such series or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the effect of the first two paragraphs of the form of face of Security set forth in Section 202.


(b) Transfer and Exchange.

         (i) Transfers of Global Notes as such. Except as otherwise expressly provided in this Indenture or any supplement thereto, a Global Security representing all or a portion of the Securities of a series may not be transferred in global form, except as a whole (i) by the Depositary for such series to a nominee of such Depositary; (ii) by a nominee of such Depositary to such Depositary or another nominee of such Depositary; or
         (iii) by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         (ii) Exchanges of Globa1 Securities for Definitive Securities. A Global Security of a series shall be exchangeable, in whole but not in part, for definitive Securities of such series if (a) DTC notifies the Company and the Depositary that it is unwilling or unable to continue to hold book-entry interests in such Global Security or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days; (b) while a Global Security is a Restricted Security the book-entry interests in such Global Security cease to be eligible for DTC services because the Securities of such series are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor (ii) included within a Self-Regulatory Organization system approved by the Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system; (c) the Depositary for Securities of such series notifies the Company that it is unwilling or unable to continue as Depositary with respect to such Global Security and no successor is appointed within 120 days; or (d) the Company in its sole discretion executes and delivers to the Trustee an Officers' Certificate providing that such Global Security shall be so exchangeable. Securities so issued in exchange for any such Global Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as such Global Security, in authorized denominations and in the aggregate having the same principal amount as such Global Security and registered in such names as the Depositary for such Global Security shall direct based on the instructions of DTC. Upon such exchange, the surrendered Global Security shall be cancelled by the Trustee.

         A Global Security of a series shall be exchangeable, in whole or in part, for definitive Registered Securities of such series if there shall have occurred and be continuing an Event of Default with respect to the Securities of such series and the Holder, in such circumstances, shall have requested in writing that all or a part of the

Global Security of such series be exchanged for one or more Definitive Securities (an "Optional Definitive Security Request"). Upon any such surrender,
(i) the Company shall execute and the Trustee shall authenticate and deliver without charge to each Person specified by DTC, in exchange for such Person's beneficial interest in the Global Security, a new Security or Securities of the same series in definitive registered form having the same interest rate, if any, and maturity and having the same terms as such Global Security, in any authorized denomination requested by such Person and of an aggregate principal amount equal to such Person's beneficial interest in the Global Security; and
(ii) if the Global Security is being exchanged (x) as a whole, then the surrendered Global Security shall be cancelled by the Trustee, or (y) in part, then the principal amount of the surrendered Global Security shall be reduced by an endorsement on Schedule A thereto in the appropriate amount.

         Unless otherwise provided pursuant to a Board Resolution, Officers' Certificate or supplemental indenture in accordance with Section 301, Definitive Securities issued in exchange for a Global Security pursuant to this Section 307(b)(ii) shall be issued only in registered form and shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from DTC and its Participants or Indirect Participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

(c) Beneficial Interests.

Subject to Section 306 and Section 307, beneficial interests in a Global Security may be transferred in any manner consistent with the Applicable Procedures.

(d) Special Provisions Regarding Transfer of Beneficial Interests in a Regulation S Global Security.

         The transfer of beneficial interests in a Regulation S Global Security shall be effected in a manner not inconsistent with the following provisions:

         (i) Transfer Through a Rule 144A Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(d)(i). Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Exchange Agent/Registrar at the Corporate Trust Office. Upon receipt by the Security Exchange Agent/Registrar from the Depositary at the Corporate Trust Office of
         (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant's account a beneficial interest in the Rule 144A Global Security equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant to be credited with, and the account of the Participant held for Euroclear or Cedel (as the case may be) to be debited for, such beneficial interest, and
         (3) a certificate substantially in the form set forth in or contemplated by Section 313(a) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar, shall (A) reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the Rule 144A Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct the Depositary, which shall instruct DTC (x) to make corresponding reductions and increases in the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.

                  Delivery of a beneficial interest in the Regulation S Global Security of any series may not be taken in the form of a beneficial interest in the Rule 144A Global Security if immediately prior to the contemplated transfer no Rule 144A Global Security of the same series is then Outstanding.

         (ii) Interests in Regulation S Global Security Initially to be Held Through Euroclear or Cedel. Until the termination of the Restricted Period with respect to Securities of a series, beneficial interests in a Regulation S Global Security of such series may be held only through Participants acting for and on behalf of Euroclear and Cedel; provided that this Section 307(d)(ii) shall not prohibit any transfer otherwise permissible under Section 307(d)(i).

         (iii) Transfer Through Restricted Definitive Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a Restricted Definitive Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(d)(iii). Upon receipt by the Depositary of the instructions and certificate set forth below, the Depositary shall promptly forward the same to the Security Exchange Agent/Registrar at the Corporate Trust Office. Upon receipt by the Security Exchange Agent/Registrar from the Depositary at the Corporate Trust Office of
         (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be issued a Restricted Definitive Security to such Person in a principal amount equal to that of the beneficial interest in the Global Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Section 313(e) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar, shall (A) reduce the principal amount of the Regulation S Global Security by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, as evidenced by appropriate endorsement on Schedule A of the Regulation S Global Security and (B) cause to be issued a Restricted Definitive Security to such Person in a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.

(e) Special Provisions Regarding Transfer of Beneficial Interests in a Rule 144A Global Security." \l 2

         The transfer of beneficial interests in a Rule 144A Global Security shall be effected in a manner not inconsistent with the following provisions:

         (i) Transfer Through a Regulation S Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(e)(i). Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Exchange Agent/Registrar at the Corporate Trust Office. Upon receipt by the Security Exchange Agent/Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the

         Depositary to cause to be credited to a specified Participant's account a beneficial interest in the Regulation S Global Security equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant held for Euroclear or Cedel (as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in or contemplated by Section 313(c) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar, shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct the Depositary, which shall instruct DTC (x) to make corresponding reductions and increases to the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.

                  Delivery of a beneficial interest in the Rule 144A Global Security of any series may not be taken in the form of a beneficial interest in the Regulation S Global Security if immediately prior to the contemplated transfer no Regulation S Global Security of the same series is then Outstanding.

         (ii) Transfer Through an Unrestricted Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(e)(ii). Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Exchange Agent/Registrar at the Corporate Trust Office. Upon receipt by the Security Exchange Agent/Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant's account a beneficial interest in the Unrestricted Global Security equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (2) a writ-ten order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and, in the case of any such transfer pursuant to Regulation S, the Euroclear or Cedel account for which such Participant's account is held) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in or contemplated by Section 313(d) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar, shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Unrestricted Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct the Depositary, which shall instruct DTC (x) to make corresponding reductions and increases to the transferor's beneficial interests in the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.

         (ii) Transfer Through Restricted Definitive Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a Restricted Definitive Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(e)(iii). Upon receipt by the Depositary of the instructions and certificate set forth below, the Depositary shall promptly forward the same to the Security Exchange Agent/Registrar at the Corporate Trust Office. Upon receipt by the Security Exchange Agent/Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be issued a Restricted Definitive Security to such Person in a principal amount equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Section 313(f) given by the transferor of such beneficial interest, the Security Exchange Agent/Registrar, shall (A) reduce the principal amount of the Rule 144A Global Security by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsement on Schedule A of the Rule 144A Global Security and cause to be issued a Restricted Definitive Se-curity to such Person in a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer and (B) instruct the Depositary, which shall instruct DTC to make a corresponding reduction to the transferor's beneficial interest in the Rule 144A Global Security.

(f) Special Provisions Regarding Transfer of Restricted Definitive Securities.

The transfer of Definitive Securities shall be effected in a manner not inconsistent with the following provisions:

         (i) Transfer Through Regulation S Security. If the holder of a Restricted Definitive Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(f)(i). Upon receipt by the Security Exchange Agent/Registrar at the Corporate Trust Office of (1) written instructions from the transferor directing it to cause the Depositary to cause to be credited to such Person a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the Restricted Definitive Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by
         Section 313(b) given by the transferor of such Restricted Definitive Security, the Security Exchange Agent/Registrar, shall (A) increase the principal amount of the Regulation S Global Security by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be received by such Person, as evidenced by appropriate endorsement on Schedule A of the Regulation S Global Security and cancel such Restricted Definitive Security and (B) instruct the Depositary, which shall instruct DTC (x) to make corresponding increases in the amount represented by the Regulation S Global Security and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the principal amount of the Restricted Definitive Security that was cancelled.

         (ii) Transfer Through Rule 144A Global Security. If the holder of a Restricted Definitive Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(f)(ii). Upon receipt by the Security Exchange Agent/Registrar at the Corporate Trust Office of (1) written instructions from the transferor directing it to cause the Depositary to cause to be credited to such Person a beneficial interest in the Rule 144A Global Security in a principal amount equal to that of the Restricted Definitive Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Section 313(b) given by the transferor of such Restricted Definitive Security, the Security Exchange Agent/Registrar, shall (A) increase the principal amount of the Rule 144A Global Security by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be received by such Person, as evidenced by appropriate endorsement on Schedule A of the Rule 144A Global Security and cancel such Restricted Definitive Security and (B) instruct the Depositary, which shall instruct DTC (x) to make corresponding increases in the amount represented by the Rule 144A Global Security and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the principal amount of the Restricted Definitive Security that was cancelled.

         (ii) Transfer Through Unrestricted Global Security. If the holder of a Restricted Definitive Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(f)(iii). Upon receipt by the Security Exchange Agent/Registrar at the Corporate Trust Office of (1) written instructions from the transferor directing it to cause the Depositary to cause to be credited to such Person a beneficial interest in the Unrestricted Global Security in a principal amount equal to that of the Restricted Definitive Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by
         Section 313(b) given by the transferor of such Restricted Definitive Security, the Security Exchange Agent/Registrar, shall (A) increase the principal amount of the Unrestricted Global Security by an amount equal to the principal amount of the beneficial interest in the Unrestricted Global Security to be received by such Person, as evidenced by appropriate endorsement on Schedule A of the Unrestricted Global Security and cancel such Definitive Security and (B) instruct the Depositary, which shall instruct DTC (x) to make corresponding increases in the amount represented by the Rule 144A Global Security and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the principal amount of the Restricted Definitive Security that was cancelled.

         (iv) Transfer Through Restricted Definitive Security. If the holder of a Restricted Definitive Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of another Restrictive Definitive Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
         Section 307(f)(iv). Upon receipt by the Depositary of the instructions and certificate set forth below, the Depositary shall promptly forward the same to the Security Exchange Agent/Registrar at the Corporate Trust Office. Upon receipt by the Security Exchange Agent/Registrar from the Depositary at the Corporate Trust Office of a certificate substantially in the form set forth in or contemplated by Section 313(b) given by the transferor of such Restricted Definitive Security, the Security Exchange Agent/Registrar, shall register the transfer of such Restricted Definitive Securities.

SECTION 308. Mutilated, Destroyed, Lost and Stolen Securities

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security, in each such case without premium or penalty.

Upon the issuance of any new Security under this Section 308, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section 308 in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section 308 are exclusive and shall preclude (to the extent lawful) all other Rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 309. Payment of Interest; Interest Rights Reserved

Except as may otherwise be established as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of any Security will be made by check mailed to the address of the Person entitled thereto at such person's address appearing in the Security Register. Payment of interest, if any, in respect of any Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, and payment of interest, if any, in respect of a Permanent Global Security shall be made, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

Any interest on any Security of any series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Unless the Trustee is acting as the Security Exchange Agent/Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and respective principal amounts of such Securities held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the re-quirements of any Securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange.

         Subject to the foregoing provisions of this Section 309, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the Rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 310. Persons Deemed Owners

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 309) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

         Holders of beneficial interests in a Global Security of any series will not be entitled to receive certificates therefor, except in the limited circumstances set forth in Section 307(b)(ii). No holder of any beneficial interest in a Global Security shall have any rights under this Indenture with respect to such Global Security.

         The Trustee shall not deem requests or directions from, or votes by, the Depositary for a Global Security of any series to be inconsistent if made on behalf of different holders of beneficial interests.

     SECTION 311. Cancellation

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securi-ties so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 311, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be returned to the Company upon written request.

SECTION 312. Computation of Interest

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 313. Certification Form


(a) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is to be given by an owner of a beneficial interest in a Regulation S Global Security pursuant to Section 307(d)(i) of this Indenture, in connection with the transfer of a beneficial interest therein to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such certification shall be provided substantially in the form of the following certificate (which may be attached to or set forth on the Security), including or omitting bracketed language as appropriate, but otherwise with only such changes as may be approved in writing by the Company:

                          FORM OF TRANSFER CERTIFICATE
                   FOR TRANSFER OR EXCHANGE FROM REGULATION S
                  GLOBAL SECURITY TO RULE 144A GLOBAL SECURITY
              (TRANSFERS PURSUANT TO SS.307(D)(I) OF THE INDENTURE)

IBJ Whitehall Bank & Trust Company,
  as Trustee

One State Street
New York, New York  10004

         Re :     MIDAMERICAN FUNDING, LLC's [Title of Securities]

         Reference is hereby made to the Indenture, dated as of March __, 1999 (the "Indenture"), between MIDAMERICAN FUNDING, LLC and IBJ Whitehall Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to U.S. $_____ principal amount of Securities which are evidenced by one or more Regulation S Global Securities in fully registered form (ISIN No. _____) and held with the Depositary by means of a book-entry interest through [Euroclear] [Cedel] in the name of [insert name of transferor] (the "Transferor").] The Transferor has requested a transfer of such beneficial interest in the Regulation S Global Security to a Person that will take delivery thereof (the "Transferee") in the form of any equal principal amount of Securities evidenced by one or more Rule 144A Global Securities (CUSIP No.____).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that the interests in the Regulation S Global Security are being transferred pursuant to and in accordance with Rule 144A under the Securities Act of 1933, and, accordingly, the Transferor does hereby further certify that the interests in the Regulation S Global Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers of the Securities being transferred.

                                    [Insert Name of Transferor]


                                    By: ____________________________
                                          Name:
                                          Title:

Dated:

cc:      MIDAMERICAN FUNDING, LLC

Signature Guaranty:_____________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         (b) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is to be given by a Holder of a Security pursuant to Section 306(a)(ii), 307(b)(ii) and 307(f) of this Indenture in connection with the transfer or exchange of a Restricted Definitive Security, such certification shall be provided substantially in the form of the following certificate (which may be attached to or set forth on the Security), including or omitting bracketed language as appropriate, but otherwise with only such changes as may be approved in writing by the Company:



                          FORM OF TRANSFER CERTIFICATE
               FOR TRANSFER AND EXCHANGE OF RESTRICTED DEFINITIVE
                                   SECURITIES
         (TRANSFERS PURSUANT TO SS.306(A)(II), 307(B)(II) AND SS.307(F)
                                OF THE INDENTURE)

IBJ Whitehall Bank & Trust Company,
as Trustee
One State Street
New York, New York  10004

         Re:      MIDAMERICAN FUNDING, LLC's [Title of Securities]


         Reference is hereby made to the Indenture, dated as of March __, 1999 (the "Indenture"), between MIDAMERICAN FUNDING, LLC and IBJ Whitehall Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to U.S. $________________ principal amount of Securities presented or surrendered on the date hereof (the "Surrendered Securities") which are registered in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Surrendered Securities registered in the name of a Person (the "Transferee") other than the Transferor (each such transaction being referred to herein as a "transfer").

         In connection with such request and in respect of such Surrendered Securities, the Transferor does hereby certify that:

                                   [CHECK ONE]

[ ] (1) the Surrendered Securities are being transferred to the Company or an Affiliate thereof;

[ ] (2) the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the Securities Act of 1933 (the "Securities Act") and, accordingly, the Transferor does hereby further certify that the Surrendered Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States;

[ ] (3) the Surrendered Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account or for one or more accounts with respect to which such Person exercise sole investment discretion, and such Person and each such account is an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is purchasing such Surrendered Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act in a transaction in accordance with any applicable securities laws of the United States or any state thereof.

                                       or

[ ] (4) the Surrendered Securities are being transferred pursuant to and in accordance with Regulation S and:

         (A) the offer of the Surrendered Securities was not made to a Person in the United States;

         (B)      either:

                  (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

         (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

[ ] (5) the Surrendered Securities are being transferred in a transaction permitted by Rule 144.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers of the Securities being transferred.

                                            [Insert Name of Transferor]


                                            By: ____________________________
                                                Name:
                                                Title:

Dated:___________________

cc:      MIDAMERICAN FUNDING, LLC

Signature Guaranty:_____________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

(c) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is to be given by an owner of a beneficial interest in a Rule 144A Global Security pursuant to Section 307(e)(i) of this Indenture in connection with the transfer of a beneficial interest therein to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such certification shall be provided substantially in the form of the following certificate (which may be attached to or set forth on the Security), with only such changes as shall be approved in writing by the Company.


                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                    SECURITY TO REGULATION S GLOBAL SECURITY
                      (TRANSFERS PURSUANT TO SS. 307(E)(I)
                                OF THE INDENTURE)

IBJ Whitehall Bank & Trust Company,
  as Trustee

One State Street
New York, New York  10004


         Re:      MIDAMERICAN FUNDING, LLC's [Title of Securities]

         Reference is hereby made to the Indenture, dated as of March __, 1999 (the "Indenture"), between MIDAMERICAN FUNDING, LLC and IBJ Whitehall Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$__________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No.__________) and held through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a non-US Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities

(CUSIP No. ___________), which amount, immediately after such transfer, is to be held with DTC through Euroclear or Cedel or both (Common Code _________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2)      either:

                  (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

                  (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with DTC through Euroclear or Cedel or both (Common Code ________).

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                            [Insert Name of Transferor]

                                            By: ____________________________
                                                Name:
                                                Title:

 Dated:

cc:      MIDAMERICAN FUNDING, LLC

Signature Guaranty:____________________


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

(d) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is to be given by an owner of a beneficial interest in a Rule 144A Global Security pursuant to Section 307(e)(ii) of this Indenture in connection with the transfer of a beneficial interest in the Rule 144A Global Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved in writing by the Company.

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                    SECURITY TO UNRESTRICTED GLOBAL SECURITY
                      (TRANSFERS PURSUANT TO SS. 307(E)(II)
                                OF THE INDENTURE)

IBJ Whitehall Bank & Trust Company,
  as Trustee

One State Street
New York, New York  10004


         Re:      MIDAMERICAN FUNDING, LLC's [Title of Securities]

         Reference is hereby made to the Indenture, dated as of March __, 1999 (the "Indenture"), between MIDAMERICAN FUNDING, LLC and IBJ Whitehall Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No. ) and held through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No. ).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

                  (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                           (A) the offer of the Securities was not made to a
                  Person in the United States;

                           (B) either:

                                    (i) at the time the buy order was
                           originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

                                    (ii) the transaction was executed in, on or
                           through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                           (C) no directed selling efforts have been made in
                  contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                           (D) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act;
                  or

                  (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                            [Insert Name of Transferor]


                                            By: _________________________
                                                Name:
                                                Title:

Dated: _______________

cc:  MIDAMERICAN FUNDING, LLC

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

(e) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is to be given by an owner of a beneficial interest in a Regulation S Global Security pursuant to Section 307(d)(iii) of this Indenture, in connection with the transfer of a beneficial interest therein to a Person who wishes to take delivery thereof in the form of a Definitive Restricted Security, such certification shall be provided substantially in the form of the following certificate (which may be attached to or set forth on the Security), including or omitting bracketed language as appropriate, but otherwise with only such changes as may be approved in writing by the Company:

                        FORM OF TRANSFER CERTIFICATE FOR
                  TRANSFER OR EXCHANGE FROM REGULATION S GLOBAL
                   SECURITY TO RESTRICTED DEFINITIVE SECURITY
             (TRANSFERS PURSUANT TO SS.307(D)(III) OF THE INDENTURe)

IBJ Whitehall Bank & Trust Company,
  as Trustee

One State Street
New York, New York  10004

         Re : MIDAMERICAN FUNDING, LLC's [Title of Securities]

         Reference is hereby made to the Indenture, dated as of March __, 1999 (the "Indenture"), between MIDAMERICAN FUNDING, LLC and IBJ Whitehall Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to U.S. $_______ principal amount of Securities which are evidenced by one or more Regulation S Global Securities in fully registered form (ISIN No. _____) and held with the Depositary by means of a book-entry interest through [Euroclear] [Cedel] in the name of [insert name of transferor] (the "Transferor").] The Transferor has requested a transfer of such beneficial interest in the Regulation S Global Security to a Person that will take delivery thereof (the "Transferee") in the form of an equal principal amount of Securities evidenced by a Definitive Restricted Security.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that the interests in the Regulation S Global Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is purchasing such Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in a transaction in accordance with any applicable securities laws of the United States or any state thereof.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers of the Securities being transferred.

                           [Insert Name of Transferor]


                                    By:
                                          Name:
                                          Title:

Dated:

cc:      MIDAMERICAN FUNDING, LLC

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

(f) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is to be given by an owner of a beneficial interest in a Rule 144A Global Security pursuant to Section 307(e)(iii) of this Indenture in connection with the transfer of a beneficial interest in the Rule 144A Global Security to a Person who wishes to take delivery thereof in the form of a Definitive Restricted Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved in writing by the Company.

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                   SECURITY TO RESTRICTED DEFINITIVE SECURITY
                     (TRANSFERS PURSUANT TO SS. 307(E)(III)
                                OF THE INDENTURE)

IBJ Whitehall Bank & Trust Company,
  as Trustee

One State Street
New York, New York  10004


         Re: MIDAMERICAN FUNDING, LLC's [Title of Securities]

         Reference is hereby made to the Indenture, dated as of March __, 1999 (the "Indenture"), between MIDAMERICAN FUNDING, LLC and IBJ Whitehall Bank & Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$_________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No. _________) and held through DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Definitive Security.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that the interests in the Rule 144A Global Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is purchasing such Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in a transaction in accordance with any applicable securities laws of the United States or any state thereof.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

                                            [Insert Name of Transferor]


                                            By: ________________________
                                                Name:
                                                Title:

Dated: __________________

cc:  MIDAMERICAN FUNDING, LLC

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Exchange Agent/Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Exchange Agent/Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SECTION 314. CUSIP and ISIN Numbers.

The Company in issuing the Securities may use "CUSIP" numbers or "ISIN" numbers (in either case, if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers, as applicable, in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.




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


                                   ARTICLE IV

                     SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 401. Satisfaction and Discharge of Indenture

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and any rights to receive payments of any principal, premium or interest in respect thereof as provided in Section
1001), and the Trustee shall execute instruments in form and substance satisfactory to itself and to the Company acknowledging satisfaction and discharge of this Indenture, when

         (1)      either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 310 and
         (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                           (iv) are deemed paid and discharged pursuant to
                  Section 402, and the Company, in the case of (i), (ii) or
                  (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money or (b) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will pro-vide not later than one day before the Stated Maturity or Redemption Date, as the case may be, money, or (c) a combination of money and such U.S. Government Obligations, in each case, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid, caused to be paid or made provision satisfactory to the Trustee for payment of all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the following rights and obligations shall survive: (i) the obligations of the Company to the Trustee under Section 607(3), (ii) the obligations of the Trustee to any Authenticating Agent under Section 614, (iii) if money or U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 401(1)(B) or Section 402, the obligations of the Trustee under
Section 403 and the last paragraph of Section 1003 and (iv) any rights of registration of transfer, exchange or replacement of Securities provided in Article Three and Sections 906, 1002 and 1107.

SECTION 402. Defeasance, Discharge and Covenant Defeasance

(a) Defeasance and Discharge of a Series of Securities. The Company shall be deemed to have been discharged from its obligations with respect to Outstanding Securities of any series, as provided in this Section 402(a) on and after the date the applicable conditions set forth in subsection (c) hereof are satisfied (hereinafter called "Defeasance") with respect to such Securities. For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness representing the Outstanding Securities of such series and to have satisfied all of its other respective obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 403 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (ii) the Company's obligations with respect to the Securities of such series under Article Three and Sections 1002 and 1003, (iii) the rights (including without limitation, the rights set forth in Section 607), powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article. Subject to compliance with this Article, the Company may defease any Securities pursuant to this Section notwithstanding the prior Covenant Defeasance of such Series pursuant to subsection (b) hereof.

(b) Covenant Defeasance . On and after the date the applicable conditions set forth in subsection (c) hereof are satisfied (hereinafter called "Covenant Defeasance") with respect to the Outstanding Securities of any series, (i) the Company shall be released from its obligations under Sections 801, 1004, 1005, 1006, 1007, 1008 and 1009, and any covenants established as contemplated by
Section 301 or adopted by indenture supplemental hereto under Section 901(2) for the benefit of the Holders of such Securities and (ii) the occurrence of any event specified in Sections 501(3), 501(4), 501(5), 501(6), 501(7), 501(8) or
pursuant to Section 501(9) with respect to any obligations referred to in Clause
(i) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

(c) Conditions to Defeasance or Covenant Defeasance . The following shall be the conditions to the Defeasance or the Covenant Defeasance pursuant to this Section 402 of the Outstanding Securities of any series:

         (1) The Company shall elect by Board Resolution to effect a Defeasance or a Covenant Defeasance pursuant to this Section 402 with respect to the Outstanding Securities of any series specified in such Board Resolution;

         (2) The Company shall irrevocably have deposited or caused to be deposited (except as provided in Section 607, Section 403(c) and the last paragraph of Section 1003) with the Trustee (specifying that each such deposit is pursuant to this Section 402) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Outstanding Securities of such series, (a) money, or (b) U.S. Government Obligations which through the payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money, or (c) a combination thereof, in each case in an amount sufficient, in the opinion of a nationally recognized firm of independent accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities (or if the Company has designated a Redemption Date pursuant to the next sentence of this clause (2), to and including the Redemption Date so designated by the Company), in accordance with the terms of this Indenture and the Securities of such series. If the Company shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the outstanding Securities of such series to and including a Redemption Date on which all of the outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with this Indenture;

         (3) In the event of a Defeasance pursuant to Section 402(a), the Company shall have delivered to the Trustee an opinion of independent counsel of recognized standing stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this instrument, there has been a change in the applicable U.S. federal income tax law, in either case (x) or (y) to the effect that, and based thereon such opinion shall confirm that, the Holders of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Outstanding Securities of such series and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur;

         (4) In the event of a Covenant Defeasance pursuant to Section 402(b), the Company shall have delivered to the Trustee an opinion of independent coun-sel of recognized standing to the effect that the Holders and any owners of beneficial interests in Outstanding Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit with and Covenant Defeasance to be effected with respect to the Outstanding Securities of such series and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Covenant Defeasance and discharge were not to occur;

         (5) The Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit;

         (6) No event which is, or after notice or lapse of time or both would become, an Event of Default (including by reason of such deposit) with respect to the Outstanding Securities of such series shall have occurred and be continuing at the time of such deposit;

         (7) If the Trust Indenture Act shall be applicable to the Securities of such series, such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act);

         (8) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound; and

         (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 403. Application of Trust Money

(a) Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 or 402 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 or 402, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for whose payment such money has been deposited with or received by the Trustee.

(b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Trustee or the trust created hereby with respect to U.S. Government Obligations deposited pursuant to Sections 401 or 402 or the interest and principal received in respect thereof other than any such tax, fee or other charge which by law is payable by or on behalf of Holders.

(c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any monies or U.S. Government Obligations held by it as provided in Sections 401 or 402 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which, at the time of such certification, would have been required to be deposited to effect the discharge of the Indenture or of any series of Securities, or the Defeasance or Covenant Defeasance of the Securities of any series, as the case may be. This paragraph (c) shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.


SECTION 404. Reinstatement

If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 401 or 402 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 403 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in Trust.

                                   ARTICLE V

                                    REMEDIES


SECTION 501. Events of Default

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:


         (1) default for a period of 30 days in the payment of any interest upon any Security of that series when it becomes due and payable and continuance of such default; or

         (2) default for a period of three days in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (3) material default in the payment of any sinking fund installment, when and as due by the terms of a Security of that series; or

         (4) material default in the performance, or breach, of any other material covenant or obligation of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 501 (including Section 501(8)) specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series) and continuance of such material default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of a majority in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the Trustee fails to have a perfected security interest in the pledged capital stock of MAVH Inc. (prior to the MidAmerican Merger) or MHC (following the MidAmerican Merger) for a period of 10 days; or

         (6) default in the payment of the principal of any bond, debenture, note or other evidence of indebtedness, in each case for money borrowed by the Company or any Significant Subsidiary, or in the payment of principal under any mortgage, indenture (including this Indenture) or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for Borrowed Money of the Company or any Significant Subsidiary, if such Indebtedness for Borrowed Money is not Project Finance Debt and provides for recourse generally to the Company, or any Significant Subsidiary which default for payment of principal is in an aggregate principal amount exceeding $75,000,000 (or its equivalent in any other currency or currencies) when such indebtedness becomes due and payable at Maturity, if such default shall continue unremedied or unwaived for more than 30 Business Days and the time for payment of such amount has not been expressly extended; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (a) a Responsible Officer of the Trustee shall have actual knowledge of such default or (b) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; and provided further, that if such default under such indenture or instrument shall be remedied or cured by the Company or such Significant Subsidiary or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been remedied, cured or waived without further action upon the part of the Trustee or any of the Holders; or

         (7) the failure of the Company or a Significant Subsidiary generally to pay its debts as they become due, or the admission in writing of its inability to pay its debts generally, or the making of a general assignment for the benefit of its creditors, or the institution of any proceeding by or against the Company or a Significant Subsidiary (other than any such proceeding brought against the Company or a Significant Subsidiary that is dismissed within 180 days from the commencement thereof) seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition (in each case, other than a solvent liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition) of it or its debts under any law relating to bankruptcy, insolvency, reorganization, moratorium or relief of debtors, or seeking the entry of an order for relief or appointment of an administrator, receiver, trustee, intervenor or other similar official for it or for any substantial part of its property, or the taking of any action by the Company or a Significant Subsidiary to authorize or consent to any of the actions set forth in this subparagraph (7); or

         (8) (a) default in the performance, or breach, of any of the operational covenants or obligation of the Company contained in Section 1009(2) through (7) hereof which would reasonably be expected to result in a Material Adverse

         Effect and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of a majority in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided, however, that if such default under such indenture or instrument shall be remedied or cured by the Company or such Significant Subsidiary or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been remedied, cured or waived without further action upon the part of the Trustee or any of the Holders; provided, however, that the period permitted for such cure shall not exceed 180 days; and provided, further, that no such violation shall be an Event of Default if, within 180 days from any such occurrence, the Company obtains confirmation from any Rating Agency to the effect that such violation will not result in a Ratings Downgrade; or (b) (1) any material Project Document then in existence ceases to be valid and binding and in full force and effect otherwise than pursuant to the scheduled expiration of the term thereof or any early termination permitted pursuant to the terms thereof, (2) any third party thereto denies that it has any liability or obligation under any material Project Document then in existence and such third party ceases performance thereunder or (3) any party to a Project Document then in existence (other than the Company) defaults in respect of any material obligation thereunder, and, in any such case, such cessation or default has resulted or would reasonably be expected to result in a Material Adverse Effect, provided, however, that no such event shall be an Event of Default if, within 180 days from any such occurrence, the Company
         (A) causes the third party to reaffirm the disaffirmed provisions and/or resume performance (as the case may be) or (B) enters into an alternate agreement which contains, as determined in good faith by the Company, substantially similar terms and conditions or, if such terms and conditions are no longer available on a commercially reasonable basis, the terms and conditions then available on a commercially reasonable basis, or (C) obtains confirmation from any Rating Agency to the effect that the loss of the benefits of such Project Document or the substitution of any alternate agreement for such Project Document will not result in a Ratings Downgrade; or

         (9) any other Event of Default provided in the supplemental indenture or provided in or pursuant to the Board Resolution under which such series of Securities is issued or in the form of Security for such series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then either the Trustee or (a) in the case of an Event of Default described under subparagraph (1) or (2) of Section 501 above, the Holders of at least 33% in aggregate principal amount of the Outstanding Securities, or (b) in the case of any other Event of Default, the Holders of a majority in aggregate principal amount of the Outstanding Securities, may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), and any interest accrued thereon, of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as hereinafter in this Article provided, if all Events of Default with respect to Securities have been cured or waived (other than the non-payment of principal of the Securities which has become due solely by reason of such declaration of acceleration), then, and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding Securities may, by written notice to the Company and the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

SECTION 503.Collection of Indebtedness and Suits for Enforcement by Trustee

         The Company covenants that if

         (1) default is made in the payment of any interest on any Security of a series when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security of a series at the Stated Maturity thereof and such default continues for a period of 3 days,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities of such series, the whole amount then due and payable on such Securities of such series for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and any overdue interest, at the rate or rates prescribed therefor in such Securities of such series, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If any Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights.

SECTION 504. Trustee May File Proofs of Claim

In case of the pendency of any receivership, insolvency, liquidation (other than a solvent liquidation), bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or


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their creditors, the Trustee (irrespective of whether the principal of the
Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee,



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its agents and counsel, be for the ratable benefit of the Holders of the
Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected

Any money collected by the Trustee pursuant to this Article shall be applied in the following order with respect to the Securities of any series, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607;

SECOND: In case the principal and premium, if any, of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such a series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon the overdue installments of interest at the rate prescribed therefor in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

THIRD: In case the principal or premium, if any, of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon overdue installments of interest at the rate prescribed therefor in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and any premium and interest, without preference or priority of principal over interest, or of interest over principal or premium, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.



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SECTION 507. Limitation on Suits

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

         (2) (a) in the case of an Event of Default described under subparagraph
         (1) or (2) of Section 501 above, the Holders of at least 33% in aggregate principal amount of the Outstanding Securities, or (b) in the case of any other Event of Default, the Holders of a majority in aggregate principal amount of the Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest

         Subject to Section 507, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium,


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if any) and (subject to Section 311) interest, if any, on such Security on the
Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Company, the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be.


SECTION 512. Control by Holders



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The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) the action so directed would not be prejudicial to Holders of any other series of Outstanding Securities not taking part in such action; provided, further, that the Trustee shall be under no obligation to determine whether any such direction shall be so prejudicial.

SECTION 513. Waiver of Past Defaults

The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

         (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as



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Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant in such suit, but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security.


                                   ARTICLE VI

                                   THE TRUSTEE


SECTION 601. Certain Duties and Responsibilities


(a) Except during the continuance of a default with respect to the Securities of any series,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case a default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that




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         (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless the Trustee was negligent in ascertaining the pertinent facts;

         (3) no provision of this Indenture shall require the Trustee to spend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability satisfactory to the Trustee has not been assured to it; and

         (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of, or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

SECTION 602. Notice of Defaults

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no


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such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 602, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee

Subject to the provisions of Section 601:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(d) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to expend or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion,



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report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable prior request and during normal business hours to examine the books, records and premises of the Company, personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the actions or omissions of such agents appointed by it with due care; and

(h) The Trustee shall not be charged with knowledge of any default or Event of Default, as the case may be, with respect to the Securities of any series unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the default or an Event of Default, as the case may be, or (2) written notice of such default or Event of Default, as the case may be, shall have been given to the Trustee by the Company pursuant to Section 1011 hereof, by any other obligor on such Securities or by any Holder of such Securities.

SECTION 604. Not Responsible for Recitals or Issuance of Securities

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent nor any party hereto (other than the Company) assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent nor any party hereto (other than the Company) shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities

The Trustee, any Authenticating Agent, any Paying Agent, any Security Exchange Agent/Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Exchange Agent/Registrar or such other agent.



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SECTION Money Held in Trust

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 602. Compensation and Reimbursement

The Company agrees

         (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing, which compensation shall not be limited by any provision of law regarding compensation of the trustee of an express trust;

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, which compensation, expenses and disbursements shall be set forth in sufficient written detail to the satisfaction of the Company), except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith; and

         (3) to indemnify each of the Trustee, its officers, directors and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith, or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Obligations under this Section 607(3) will survive the satisfaction and discharge of this Indenture pursuant to Section 401 hereof.

SECTION 608. Disqualification; Conflicting Interests

If the Trust Indenture Act shall be applicable to a series of Securities issued hereunder and the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, then the Trustee shall either eliminate such in-



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terest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility

There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under the Trust Indenture Act and which shall have a combined capital and surplus of at least $50,000,000. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee does not have an office in The City of New York or has not appointed an agent in The City of New York, the Trustee shall be a Participant in DTC and in the FAST distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a United States federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor Trustee

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series, subject to Section 609.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.


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If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days of such removal, the Trustee subject to such removal may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series, subject to Section 609.


                  (d) If at any time:

         (1) the Trustee shall fail to comply with section 310(b) of the Trust Indenture Act pursuant to Section 608, with respect to any series of Securities to which the Trust Indenture Act may be applicable, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and accepted appointment in the manner required by



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Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor

(a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or



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facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 611, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collecting of Claims Against Company



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



(a) Subject to subsection (b) of this Section 613, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section 613, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in subsection (c) of this Section 613:

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection (a), or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been applied by or against the Company upon the date of such default; and

         (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;



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                  (C) to realize, for its own account, but only to extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 613, would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C) of this Section 613, against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D) of this Section 613, property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account for the funds and property held in such special account, the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, as applicable, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, as applicable, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any


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distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, as applicable, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim.

         Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Section 613 as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                  (b) There shall be excluded from the operation of subsection
(a) of this Section 613 a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section 613;


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         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection
         (c) of this Section 613.

                  (c) For the purposes of this Section 613 only:

         (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

         (2) the term "other indenture securities" means securities upon which the Company is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section 613, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

         (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

         (5) the term "Company" means any obligor upon the Securities; and


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         (6) the term "Federal Bankruptcy Act" means the Bankruptcy Code or
         Title 11 of the United States Code.

SECTION 614. Authenticating Agents

From time to time the Trustee, with the prior written approval of the Company, may appoint one or more Authenticating Agents with respect to one or more series of Securities with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Securities of such series issued upon original issuance and upon exchange, registration of transfer or partial redemption thereof or in connection with transfers and exchanges under Sections 304, 305, 306, 307, 308 and ll07 as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities by an Authenticating Agent pursuant to this Section 614 shall be deemed to be authentication and delivery of such Securities "by the Trustee". Each such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 614 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.


Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from, any merger or consolidation or to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.



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An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 614, the Trustee may appoint a successor Authenticating Agent with the prior written approval of the Company and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614 as may be agreed in a separate writing among the Company, the Trustee and such Authenticating Agent, and the Trustee shall be entitled to be reimbursed for such payments pursuant to Section 607.


If an appointment with respect to one or more series of Securities is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:


This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.


                                    IBJ Whitehall Bank & Trust Company,
                                      as Trustee


                                    as Authenticating Agent

Dated:__________                    By: ________________________________
                                             Authorized Signatory



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                                   ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders

701.

         The Company will furnish or cause to be furnished to the Trustee with respect to the Registered Securities of each series

                  (a) semi-annually, not later than 15 days after each Regular Record Date, or, in the case of any series of Registered Securities on which semi-annual interest is not payable, not more than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee is Security Exchange Agent/Registrar for any series of Registered Securities, no such list shall be required to be furnished with respect to any such series.

SECTION 702. Preservation of Information; Communications to Holders

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Exchange Agent/Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.


SECTION 703. Reports by Trustee

(a) Within 60 days after the initial Regular Record Date of each calendar year, commencing in 1999, the Trustee shall transmit by mail to all Holders of Securities a brief report dated as of such date, of such year with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):



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         (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

         (2) the creation of or any material change to a relationship specified in Section 608;

         (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities outstanding on the date of such report;

         (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Sections 613(b)(2), (3), (4) or (6);

         (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

         (6) any additional issue of Securities which the Trustee has not previously reported; and

         (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

                  (b) The Trustee shall transmit by mail to all Holders of Securities a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section 703 (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or


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may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the securities outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each U.S. stock exchange upon which any Securities are listed and with the Company. The Company will notify the Trustee when any Securities are listed on any U.S. stock exchange.

SECTION 704. Reports by Company.

The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.


                                  ARTICLE VIII

                CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms

The Company shall not consolidate with or merge with or into any Person, or convey, transfer or lease its consolidated properties and assets substantially as an entirety (in one transaction or in a series of related transactions) to any Person, or permit any Person to merge into or consolidate with the Company, unless (i)(x) the Company will be the surviving or continuing Person or (y) if other than the Company, the surviving or continuing Person or purchaser or lessee will be a corporation incorporated under the laws of the United States, one of the States thereof or the District of Columbia or Canada and expressly assumes by supplemental indenture the Company's obligations under each series of the Securities then Outstanding and under the Indenture, (ii) immediately before and after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, (iii) the Company or the other surviving or continuing Person shall continue to have a valid, perfected first priority interest in the Collateral after giving effect to such transaction


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


and (iv) the Company shall have delivered to the Trustee an Officers' Certificate stating that such consolidation, merger, transfer or lease and such supplemental indenture (if any) comply with this Indenture.

SECTION 802. Successor Corporation to be Substituted

Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indenture without Consent of Holders

Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another entity to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

         (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

         (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such



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


         Events of Default are expressly being included solely for the benefit of such series);

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of Securities in uncertificated form, or to permit or facilitate the issuance of extendible Securities;

         (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only as to the Securities of any series created by such supplemental indenture and Securities of any series subsequently created to which such change or elimination is made applicable by the subsequent supplemental indenture creating such series;

         (6) to secure the Securities pursuant to the requirements of Section 1004 or otherwise;

         (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301;

         (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

         (9) to provide for any rights of the Holders of Securities of any series to require the repurchase of Securities of such series by the Company;

         (10) to modify the restrictive legends set forth on the face of the form of Security in Section 202 or as are otherwise set forth pursuant to Section 201 and 301, or modify the form of certificate set forth in
         Section 311; provided, however, that any such modification shall not materially and adversely affect the interest of the Holders of the Securities;

         (11) to amend this Indenture to conform to the provisions of the Trust Indenture Act as in effect at the time of the execution of such supplemental indenture;


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



        (12) to cure any ambiguity, omission or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not materially and adversely affect the interests of the Holders of Securities of any series; or

        (13) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to Holders, which does not involve a change described in clauses (1), (2) or (3) of Section 902 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee, or in order to provide for the duties, responsibilities and compensation of the Trustee as a transfer agent in the event one registered Security of any series is issued in the aggregate principal amount of all outstanding Securities of such series in which Holders will hold an interest.

SECTION 902. Supplemental Indentures with Consent of Holders

With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or


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


         (2) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

         (3) modify any of the provisions of this Section 902, Section 513 or
         Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture


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


shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act

Every supplemental indenture executed pursuant to this Article shall, if so required by the Trust Indenture Act, conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium, if any, and Interest

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. An installment of principal of or interest on the Securities of a series shall be considered paid on the date it is due if the Trustee or Paying Agent holds at 11:00 a.m. New York City Time on that date money deposited by the Company in immediately available funds and designated for, and sufficient to pay, the installment in full.

Neither the Company nor any agent of the Company (including but not limited to the Paying Agent) will have any responsibility or liability for any aspect relating to payments made or to be made by the Depositary to DTC in respect of the



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Global Securities of a series or the beneficial interests therein, subject only to limited indemnification rights of the Depository. None of the Company, the Trustee, the Paying Agent, the Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of a beneficial interest in a Global Security or for maintaining, supervising or reviewing any records relating to a Participant's interests in such Global Security.

SECTION 1002. Maintenance of Office or Agency

The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities of any series may be presented or surrendered for payment, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served and an office or agency of a Security Exchange Agent/Registrar in such Place of Payment where Securities may be surrendered for registration of transfer or exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, all such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands. In the event any such notice or demands are so made or served on the Paying Agent, the Paying Agent shall promptly forward copies thereof to the Company and the Trustee.

The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Securities of one or more series and any appurtenant coupons may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

SECTION 1003. Money for Securities Payments to Be Held in Trust

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and


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premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, no later than 10:00 a.m. New York City Time, on each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 1003, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or by any Paying Agent to the Trustee, the Company or such Paying Agent, as the case may be, shall be released from all further liability with respect to such money.


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         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004. Limitation on Liens

If this covenant shall be made applicable to the Securities of a particular series, (i) prior to the Effective Date, the Company will not issue, assume or guarantee any Indebtedness secured by a Lien upon any of its property or assets, except for the Lien of this Indenture and to the extent provided in the Escrow Agreement, and (ii) each of the Company and any Significant Subsidiary will not issue, assume or guarantee any Indebtedness secured by a Lien upon any property or assets (other than cash or cash equivalents) of the Company or such Significant Subsidiary, as applicable, without effectively providing that the Outstanding Securities (together with, if the Company so determines, any other indebtedness or obligation then existing or thereafter created ranking equally with such Securities) shall be secured equally and ratably with (or prior to) such Indebtedness so long as such Indebtedness shall be so secured. The foregoing restriction on Liens from and after the Effective Date will not, however, apply to:

         (a) Liens in existence on the date of original issue of such series of Securities;

         (b) any Lien created or arising over any property which is acquired, constructed or created by the Company or any of its Significant Subsidiaries, but only if (A) such Lien secures only principal amounts (not exceeding the cost of such acquisition, construction or creation) raised for the purposes of such acquisition, construction or creation, together with any costs, expenses, interest and fees incurred in relation thereto or a guarantee given in respect thereof, (B) such Lien is created or arises on or before 180 days after the completion of such acquisition, construction or creation and (C) such Lien is confined solely to the property so acquired, constructed or created;


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         (c) any Lien securing amounts not more than 180 days overdue or otherwise being contested in good faith;

         (d) (i) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Company and/or a Significant Subsidiary or in connection with the issuance of letters of credit for the benefit of the Company and/or a Significant Subsidiary; (ii) any Lien securing indebtedness of the Company and/or a Significant Subsidiary incurred in connection with the financing of accounts receivable; (iii) any Lien incurred or deposits made in the ordinary course of business, including, but not limited to, (A) any mechanics', materialmen's, carriers', workmen's, vendors' or other like Liens and (B) any Liens securing amounts in connection with workers' compensation, unemployment insurance and other types of social security; (iv) any Lien upon specific items of inventory or other goods and proceeds of the Company and/or a Significant Subsidiary securing obligations of the Company and/or a Significant Subsidiary in respect of bankers' acceptances issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods; (v) any Lien incurred or deposits made securing the performance of tenders, bids, leases, trade contracts (other than for borrowed money), statutory obligations, surety bonds, appeal bonds, government contracts, performance bonds, return-of-money bonds, letters of credit not securing borrowings and other obligations of like nature incurred in the ordinary course of business; (vi) any Lien created by the Company or a Significant Subsidiary under or in connection with or arising out of any transactions or arrangements entered into in connection with hedging or management of risks relating to the electricity industry or natural gas distribution industry; (vii) any Lien constituted by a right of set off or right over a margin call account or any form of cash or cash collateral or any similar arrangement for obligations incurred in respect of Currency, Interest Rate or Commodity Agreements; (viii) any Lien arising out of title retention or like provisions in connection with the purchase of goods and equipment in the ordinary course of business; (ix) any Lien securing reimbursement obligations under letters of credit, guaranties and other forms of credit enhancement given in connection with the purchase of goods and equipment in the ordinary course of business; and
         (x) any Lien securing obligations under Currency, Interest Rate or Commodity Agreements;

         (e) Liens in favor of the Company or a Subsidiary;


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         (f) (i) Liens on any property or assets acquired from an entity which is merged with or into the Company or a Significant Subsidiary, or any Liens on the property or assets of any corporation, limited liability company or other entity existing at the time such corporation, limited liability company or other entity becomes a Subsidiary of the Company and, in either such case, is not created in anticipation of any such transaction (unless such Lien is created to secure or provide for the payment of any part of the purchase price of such entity); (ii) any Lien on any property or assets existing at the time of acquisition thereof and which is not created in anticipation of such acquisition (unless such Lien was created to secure or provide for the payment of any part of the purchase price of such property or assets); and (iii) any Lien created or outstanding on or over any asset of any company which becomes a Significant Subsidiary on or after the date of the issuance of such Securities where such Lien is created prior to the date on which such company becomes a Significant Subsidiary;

         (g) (i) Liens required by any contract, statute or regulation in order to permit the Company or a Significant Subsidiary to perform any contract or subcontract made by it with or at the request of a governmental entity or any department, agency or instrumentality thereof, or to secure partial, progress, advance or any other payments by the Company or a Significant Subsidiary to such governmental unit pursuant to the provisions of any contract, statute or regulation; (ii) any Lien securing industrial revenue, development, pollution control or similar bonds issued by or for the benefit of the Company or a Significant Subsidiary, provided that such industrial revenue, development, pollution control or similar bonds do not provide recourse generally to the Company and/or such Significant Subsidiary; and (iii) any Lien securing taxes or assessments or other applicable governmental charges or levies;

         (h) (i) any Lien which arises pursuant to any order of attachment distraint or similar legal process arising in connection with court proceedings and any Lien which secures the reimbursement obligation for any bond obtained in connection with an appeal taken in any court proceeding, so long as the execution or other enforcement of such Lien arising pursuant to such legal process is effectively stayed and the claims secured thereby are being contested in good faith and, if appropriate, by appropriate legal proceedings, and any Lien in favor of a plaintiff or defendant in any action before a court or tribunal as security for costs and/or other expenses; and (ii) any Lien arising by operation of law or by order of a court or tribunal or any Lien arising


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         by an agreement of similar effect, including but not limited to judgment Liens;

         (i) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses, for amounts not exceeding the principal amount of the Indebtedness secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same property or assets that were covered by the Lien extended, renewed or replaced (plus improvements on such property or assets);

         (j) any Lien created in connection with Project Finance Debt;

         (k) any Lien created by MidAmerican Energy that is then permitted to be created under the term of MidAmerican Energy's then existing mortgages and indentures on the terms in effect at the time of creation of the Lien;

         (l) any Lien created in connection with the securitization of some or all of the assets of MidAmerican Energy and the associated issuance of Indebtedness as authorized by applicable state or federal law in connection with the restructuring of jurisdictional electric or gas businesses; and

         (m) any Lien on stock created in connection with a mandatorily convertible or exchangeable stock or debt financing, provided that any such financing may not be secured by or otherwise involve the creation of a Lien on any capital stock of MHC or MidAmerican Energy or any successor thereto.

         Notwithstanding the foregoing, the Company and/or a Significant Subsidiary may create Liens over any of their respective property or assets, so long as the aggregate amount of Indebtedness secured by all such Liens (excluding therefrom the amount of Indebtedness secured by Liens set forth in clauses (a) through (m), inclusive, above) does not exceed 10% of Consolidated Net Tangible Assets in the aggregate calculated as of the date of creation of such Liens (based upon the Consolidated Net Tangible Assets appearing on the most recently available balance sheet for the most recently concluded calendar quarter).


SECTION 1005. Limitation on Distributions

If this covenant shall be made applicable to the Securities of a particular series, the Company covenants and agrees that prior to the Effective Date, it shall not


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declare, recommend, make or pay any Distribution to any of its shareholders except to the extent necessary to consummate the Transactions. If this covenant shall be made applicable to the Securities of a particular series, from and after the Effective Date, the Company covenants and agrees that, so long as any Securities of that series remain outstanding, the Company shall not declare, recommend, make or pay any Distribution to any of its shareholders unless there exists no Event of Default and no such Event of Default will result from the making of such Distribution and either:

(a) at the time and as a result of such Distribution, the Company's Leverage Ratio does not exceed 0.67:1 and the Company's Interest Coverage Ratio is not less than 2.2:1; or

(b) (if the Company is not in compliance with the foregoing ratios) at such time its senior secured long-term debt rating from the Rating Agencies is at least BBB (or its then equivalent) with S&P and DCR and Baa2 (or its then equivalent) with Moody's.

The foregoing restriction on Distributions shall cease to be in effect if the Rating Agencies confirm that without the restrictions contained in this Section 1005 the Company's senior secured long term debt would still be rated at least BBB+ (or its then equivalent) from each of S&P and DCR and Baa1 (or its then equivalent) from Moody's. If the restriction on Distributions set forth in this
Section 1005 ceases to be in effect, the Company will be under no obligation to reinstate such restriction or otherwise observe its terms in the event such ratings are thereafter lowered or withdrawn.

In order to obtain the release of the restriction on Distributions, the Company shall deliver to the Trustee written confirmation from each Rating Agency of the ratings conditions as described in the preceding paragraph. Securities of any series which are entitled to the benefit of this Section 1005 and are authenticated and delivered after the release of the restriction on Distributions may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to the current inapplicability of such restriction.

SECTION 1006. Limitation on Indebtedness of the Company

If this covenant shall be made applicable to a particular series, the Company shall not incur any Indebtedness other than (a) as part of the Company's permitted businesses and activities that are described in Section 1008 hereof or
(b) other In-



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debtedness incurred subsequent to receipt of written confirmation from the
Rating Agencies that such incurrence would not result in a Ratings Downgrade.

SECTION 1007. Limitation on Indebtedness of MHC

The Company shall not permit MHC to Incur any Indebtedness other than Indebtedness of MHC outstanding on the date of original issuance of the Securities under MHC's agreements then in existence and extensions of such Indebtedness.

SECTION 1008. Limitation on Business Activities

(a) Prior to the Effective Date, the Company shall not engage in any business operations other than those in connection with the issuance of the Securities and the Transactions, and the Company shall not own any Investments (other than Temporary Cash Investments, Investments in Subsidiaries and Investments permitted by the Escrow Agreement) in any other Person.

(b) From and after the Effective Date, the Company shall not enter into any business operations other than (w) the transactions contemplated by the Indenture, the Escrow Agreement, the Registration Rights Agreement and the Merger Agreement, (x) activities related to the acquisition, management and ownership of MHC, (y) entering into and performing any agreements to accomplish the foregoing and (z) exercising any corporate or other powers that are incidental to or necessary, suitable or convenient for the accomplishment of the foregoing; provided, that the Company may enter into additional business operations from time to time in the future if, prior to doing so, it shall have obtained written confirmation from the Rating Agencies that the entering into of such new businesses will not result in a Ratings Downgrade.

(c) From and after the Effective Date, the Company shall cause its Significant Subsidiaries to engage only in (x) those types of businesses and other activities in which the Company or any of its direct or indirect subsidiaries or controlled partnerships or joint ventures (collectively, "MidAmerican Group") are engaged on the date hereof (including, without limitation, any geographic or other expansion of such businesses or activities) and (y) any other business or activity which is deemed necessary, useful or desirable in connection with such existing businesses and activities or any such permitted additional geographic or other expansions of such businesses and activities.

SECTION 1009. Operational Covenants

(a) The Company shall, and shall cause its Significant Subsidiaries to:


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                  (1) comply with Project Documents and operate and maintain all utility facilities which are operated by the Company or any Significant Subsidiary in accordance with reasonably prudent utility practices;

                  (2) obtain and maintain all necessary governmental approvals and other consents and approvals required at any time in connection with all utility facilities which are operated by the Company or any Significant Subsidiary for so long as such facilities remain in operation;

                  (3) preserve and maintain good title or valid leasehold rights in the real property owned or leased by them from time to time and the personal property owned by them, from time to time, subject only to Liens permitted to exist pursuant to the exceptions contained in
         Section 1004(a)-(m) hereof;

                  (4) comply with all applicable laws and governmental approvals;

                  (5) obtain and maintain customary insurance, subject to reasonable availability and costs;

                  (6) pay and discharge all material taxes, assessments, charges and claims, other than those which are the subject of a good faith contest and for which adequate reserves have been established; and

                  (7) if a casualty or condemnation shall occur in respect of facilities which are operated and controlled by the Company or its Significant Subsidiaries, diligently pursue all rights to compensation.

(b) The Company and its Significant Subsidiaries are not required to comply with clauses (1) through (7) of Section 1009(a) above, in any particular instance if the failure to comply in such instance would not reasonably be expected to have a Material Adverse Effect.


SECTION 10.10 Change in Operational Covenants When CalEnergy Securities Rated Investment Grade and Certain CalEnergy Securities Have Been Redeemed

         (a) In the event that (i) CalEnergy's senior unsecured long term debt securities (the "Reference Securities") are rated Baa3 or better by Moody's and BBB- or better by each of S&P and DCR (or, in any case, if such person ceases to rate such


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Reference Securities for reasons outside the control of the Company, the equivalent investment grade credit rating from any other "nationally recognized statistical rating organization" (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act) selected by the Company as a replacement rating agency) (the "Rating Event Date"), (ii) no Event of Default or event which with notice or passage of time would constitute an Event of Default shall exist on the Rating Event Date, and (iii) CalEnergy has redeemed, repurchased or defeased (by way of covenant defeasance or other defeasance) all of its 9 1/2% Senior Notes due 2006 issued pursuant to the terms of the Indenture, dated as of September 20, 1996, between CalEnergy and IBJ Schroder Bank & Trust Company, then Section 1009 of this Indenture shall be of no further force and effect and shall cease to apply to the Securities and the failure to comply with Section 1009 will not constitute a default or Event of Default under Article V of this Indenture.

         (b) In the event that subsequent to the Rating Event Date, the Reference Securities shall thereafter be rated less than Baa3 by Moody's or less than BBB- by each of S&P and DCR (or such other rating agency selected by the Company as provided in Section 1010(a)(i) above), then the operational covenants contained in Section 1009 of this Indenture shall not be reinstated.

SECTION 1011. Statement by Officers as to Default

The Company will give the Trustee notice, in the form of an Officers' Certificate, of any Event of Default relating to the Company or of any condition or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default relating to the Company within five (5) days after the occurrence of such Event of Default becomes known to the Company, and of the measures it is taking to remedy such Event of Default.

The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate, stating that in the course of the performance by the signers thereof of their duties as Officers of the Company they would normally have knowledge of any default by the Company in the performance and observance of any of the covenants contained in the Indenture, stating whether or not the signers have knowledge of any such default without regard to any period of grace or requirement of notice and, if so, specifying each such default of which such signer has knowledge and the nature thereof.

SECTION 1012. Modification or Waiver of Certain Covenants



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


The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Indenture with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either modify the covenant or waive such compliance in such instance or generally waive compliance with such term, provision or condition, provided that no such modification shall without the consent of each Holder of Securities of such series (a) change the stated maturity upon which the principal of or the interest on the Securities of such series is due and payable, (b) reduce the principal amount or redemption price thereof or the rate of interest thereon, (c) change any place of payment or the currency in which the Securities of such series or any premium or the interest thereon is payable, (d) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after Redemption Date) or (e) reduce the percentage in principal amount of the outstanding Securities of such series, the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture. The Securities owned by the Company or any of its affiliates shall be deemed not to be Outstanding for, among other purposes, consenting to any such modification.

SECTION 1013. Further Assurances

The Company and the Trustee shall execute and deliver all such other documents, instruments and agreements and do all such other acts and things as may be reasonably required to enable the Trustee to exercise and enforce its rights under this Indenture and under the documents, instruments and agreements required under this Indenture and to carry out the intent of this Indenture.

SECTION 1014. Copies Available to Holders

Copies of this Indenture shall be furnished only to Holders upon the written request of such holder, without change, provided that such written request is made to the Company in accordance with Section 105.

SECTION 1015. Reports by Company

Notwithstanding that the Company may not be required to be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, from and after the date of effectiveness of any registration statement required to be filed by the Company pursuant to any Registration Rights Agreement or otherwise relating to a



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


particular series of Securities, the Company shall file with the Commission or cause to be filed with the Commission and provide copies to the Trustee (and, if the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, to the Holders of the Securities) with the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is (or would be if it were still so subject) required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

Prior to the date on which the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, the Company will provide, without charge, upon the written request of (x) a Holder of any Securities or (y) a prospective Holder of any of the Securities who is a QIB and is designated by an existing Holder of any of the Securities (in each case, with a copy to the Trustee), with the information with respect to the Company required to be delivered under Rule 144A(d)(4) under the Securities Act to enable resales of the Securities to be made pursuant to Rule 144A. The Company shall also comply with the other provisions of ss. 314(a) of the Trust Indenture Act.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified in or contemplated by Section 301 for Securities of any series) in accordance with this Article Eleven.

SECTION 1102. Election to Redeem; Notice to Trustee

The election of the Company to redeem any Securities shall be authorized by a Board Resolution and evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of


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


any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or pursuant to an election by the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103. Selection by Trustee of Securities to Be Redeemed

If less than all the Securities of any series are to be redeemed, the particular securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions equal to the minimum authorized denomination for Securities of that series (or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

Securities shall be excluded from eligibility for selection for redemption if they are identified by certificate number in a written statement signed by an authorized officer of the Company and delivered to the Security Exchange Agent/Registrar at least 45 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement which is an Affiliate of the Company.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption

Notice of redemption shall be given not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed in accordance with Section 106.

All notices of redemption shall include the CUSIP number and shall state:



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1023.

         (1) the Redemption Date,

         (2) the Redemption Price,

         (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

         (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105. Deposit of Redemption Price

On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (to the extent that such amounts are not already on deposit at such time in accordance with the provisions of Sections 401, 402 or 1012).

SECTION 1106. Securities Payable on Redemption Date

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for



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redemption in accordance with said notice, such Security shall be paid by the
Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, and in the case of Registered Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 306.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part

Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee upon written direction shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered; provided, that if a Global Security is surrendered for partial redemption, no new Global Security shall be issued but instead the principal amount of the surrendered Global Security shall be reduced by an endorsement to Schedule A to such Global Security by the Security Exchange Agent/Registrar equal to the redeemed portion of the principal of the Global Security so surrendered, whereupon such Global Security shall be delivered to the Depositary; and provided further that following any such partial redemption the Securities selected for redemption and any beneficial interests therein shall not have had their principal amount reduced below the minimum authorized denomination for Securities of such series and for any beneficial interests therein. In the case of a partial redemption of the Global Securities, DTC (and, in turn, its Participants) shall have the responsibility to select the interests in such Global Securities to be redeemed in accordance with Applicable Procedures.


                                   ARTICLE XII

                                 SINKING FUNDS



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SECTION 1201. Applicability of Article

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities

In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 311, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 1202, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund Redemption Price specified in such Securities.

SECTION 1203. Redemption of Securities for Sinking Fund

Not less than 30 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying (a) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (b) whether or not the Company intends to exercise its right, if any, to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, the amount of such optional sinking fund payment, and (c) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering


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and crediting Securities of that series pursuant to Section 1202, and will also deliver to the Trustee any Securities to be so delivered. Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 30th day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect therefor and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section 1203.

Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

The Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series or an Event of Default with respect to the Securities of that series except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 513 or the default or Event of Default cured on or before the 30th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 1203 to the redemption of such Securities.





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                                   ARTICLE XIII

                       MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301. Purposes of Meeting

A meeting of the Holders may be called at any time from time to time pursuant to this Article Thirteen for any of the following purposes:

         (1) to give any notice to the Company and to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article Nine hereof;

         (2) to remove the Trustee and appoint a successor trustee pursuant to Article Six hereof;

         (3) to consent to the execution of an indenture supplemental hereto pursuant to Section 902 hereof.

SECTION 1302. Place of Meetings

(a) The Trustee may at any time (upon not less than 21 days' notice) call a meeting of Holders to be held at such time and at such place in the location determined by the Trustee pursuant to this Section 1302. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to each Holder and published in the manner contemplated by Section 106 hereof.

(b) In case at any time the Company or the Holders of at least an aggregate principal amount of the Securities sufficient to take action requested in such notice, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first giving of the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time (not less than 21 days after notice is given) and the place in the location determined by the Company or the Holders pursuant to this
Section 1302 for such meeting and may call such meeting to take any action authorized in Section 1301 hereof by giving notice thereof as provided in
Section 1302(a) hereof.



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SECTION 1303. Voting at Meetings

To be entitled to vote at any meeting of Holders, a Person shall be (i) a Holder or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons so entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, and any representatives of the Company and its counsel.

SECTION 1304. Voting Rights, Conducts and Adjournment

(a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Securities of a series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities of a series shall be proved in the manner specified in Article Two hereof and the appointment of any proxy shall be proved in such manner as is deemed appropriate by the Trustee or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company customarily authorized to certify to the holding of a security such as a Global Note.

(b) At any meeting of Holders, the representative of Persons holding or representing Securities of a series in an aggregate principal amount sufficient under the appropriate provision of this Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meetings of Holders duly called pursuant to Section 1303 hereof may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of a majority of the Securities of a series represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice. No action at a meeting of Holders shall be effective unless approved by Persons holding or representing Securities of a series in the aggregate principal amount required by the provision of this Indenture pursuant to which such action is being taken.



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(c) At any meeting of Holders, each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Securities of a series held or represented.

SECTION 1305. Revocation of Consent by Holders

At any time prior to (but not after) the evidencing to the Trustee of the taking of any action at a meeting of Holders by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal corporate trust office and upon proof of holding as provided herein, revoke such consent so far as concerns such Securities. Except as aforesaid any such consent given by the Holder of any Securities shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Securities and of any Securities issued in exchange therefore, in lieu thereof or upon transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Securities. Any action taken by the Holders of the percentage in aggregate principal amount of the Holders specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities.

                                   ARTICLE XIV

                       SECURITY AND PLEDGE OF COLLATERAL

SECTION 1401. Grant of Security Interest. (a) To secure the full and punctual payment when due and the full and punctual performance of all of the obligations under the Securities and this Indenture (the "Obligations"), the Company hereby grants to the Trustee, for the benefit of the Trustee and the Holders, a security interest in all of its right, title and interest in and to the following, whether now owned or hereafter acquired or arising (the "MAVH Inc. Collateral"):

         (i) all shares of the stock of MAVH Inc., an Iowa corporation and all shares of stock of MHC Inc., an Iowa corporation ("MHC Inc.") (collectively, the "MAVH Inc. Pledged Shares");

         (ii) all certificates representing any of the foregoing; and


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         (iii) all dividends, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing including, in any event, all shares of stock in MHC Inc. received in exchange for shares of stock in MAVH Inc. as a result of the MidAmerican Merger.

(b) The MAVH Inc. Collateral is also referred to hereinafter as the "Collateral" and the MAVH Inc. Pledged Shares are also referred to hereinafter as the "Pledged Shares."

(c) The foregoing security interest with respect to dividends or distributions in respect of the MAVH Inc. Pledged Shares shall be released in accordance with the provisions of Section 1405(a) hereof.

SECTION 1402. Delivery of Collateral. Any and all certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Trustee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. The Trustee shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to the Company, to transfer to or to register in the name of the Trustee or any of its nominees any or all of the Collateral. In addition, the Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of different denominations.

SECTION 1403. Representations and Warranties. The Company hereby represents and warrants on the date of original issuance of Securities under this Indenture and upon each date the Company acquires any rights in property that constitutes "Collateral" hereunder as follows:

(a) It is the record and beneficial owner of the MAVH Inc. Pledged Shares described on Schedule I, free and clear of any Lien, except for the Lien created by this Indenture; and effective as of the MidAmerican Merger the Company will be the record and beneficial owner of the MHC Inc. Pledged Shares described on
Schedule I as revised pursuant to Section 1404(ii), free and clear of any Lien, except for the Lien created by this Indenture.

(b) It has full corporate power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Indenture.


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(c) The MAVH Inc. Pledged Shares described on Schedule I have been, and all shares of stock of MHC Inc. that will be described on Schedule I as revised pursuant to Section 1404(ii) will be, duly authorized and are validly issued, fully paid and non-assessable.

(d) The pledge in accordance with the terms of this Indenture creates a valid and perfected first priority Lien on the MAVH Inc. Collateral and, at the time of the MidAmerican Merger, will create a valid and perfected first priority Lien on all shares of stock of MHC Inc. identified on Schedule I after revised in accordance with Section 1404(ii), in each case securing the payment and performance of the obligations of the Company under this Indenture and the Securities.

(e) The shares described in Schedule I hereto represent 100% of the shares of MAVH Inc. Common Stock owned by the Company on the date of this Indenture.

(f) The number of shares of stock of MHC Inc. that will be described in Schedule I as revised pursuant to Section 1404(ii) will at the time of the MidAmerican Merger represent 100% of the shares of MHC Inc. stock owned by the Company on the date of the MidAmerican Merger and at such time MHC Inc. will be a wholly owned subsidiary of the Company.

(g) The chief executive office of the Company is located (i) prior to the MidAmerican Merger, at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131 and (ii) on and after the MidAmerican Merger, at 666 Grand Avenue, Des Moines, Iowa 50303.

SECTION 1404. Further Assurances. The Company agrees that at any time and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Trustee may reasonably request in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies in accordance with the terms hereof with respect to any Collateral. Without limiting the foregoing, the Company shall: (i) prior to the MidAmerican Merger, promptly following the issuance by MAVH Inc. of any shares of MAVH Inc. stock after the date of original issuance of Securities under this Indenture, deliver all certificates evidencing such shares to the Trustee as MAVH Inc. Collateral and provide to the Trustee a revised Schedule I, (ii) upon consummation of the MidAmerican Merger, deliver to the Trustee all certificates evidencing shares of stock of MHC Inc. and provide to the Trustee a revised Schedule I




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and (iii) not establish a new chief executive office (except as contemplated by
Section 1403(g)) until it has given the Trustee at least 30 days' prior written notice of its intention to do so, clearly describing in such notice the intended new location of its chief executive office and providing such other information as the Trustee may reasonably request. Any revised Schedule I furnished pursuant to clause (i) or (ii) shall reflect any changes made necessary by the applicable acquisition or release, at which time the Company shall be deemed to make the applicable representations and warranties set forth in paragraphs (a)-(d) and
(f) of Section 1403 with respect to such Schedule I, as so revised.

SECTION 1405. Dividends; Voting Rights. (a) Notwithstanding any other provision of this Agreement, so long as no Event of Default has occurred and is continuing, all the Liens created hereunder in respect of any dividends or distributions in respect of the Pledged Securities shall be released upon the payment of such dividends or distributions and, upon such payment, such dividends or distributions shall cease to be MAVH Inc. Collateral and/or Collateral, as the case may be.

(b) Upon the occurrence and during the continuance of an Event of Default and upon written notice thereof from the Trustee to the Company, the Trustee shall be entitled to receive and retain as Collateral all dividends paid and distributions made in respect of the Pledged Shares, whether so paid or made before or after any Event of Default. Any such dividends shall, if received by the Company, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of the Company and be forthwith delivered to the Trustee as Collateral in the same form as so received (with any necessary endorsement).

(c) As long as no Event of Default shall have occurred and be continuing and until written notice thereof from the Trustee to the Company, the Company shall be entitled to receive all dividends and other distributions and to exercise any and all voting and other consensual rights relating to Pledged Shares or any part thereof for any purpose; provided, however, that no vote shall be cast, and no consent, waiver or ratification given or action taken, which would be inconsistent with or violate any provision of this Indenture or the Securities.

(d) Upon the occurrence and during the continuance of an Event of Default, all rights of the Company to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 1405(c) shall cease upon notice from the Trustee to the Company and upon the giving of such notice all such rights shall thereupon be vested in the Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights during the continu-


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


ance of such Event of Default; provided that such rights shall revert to the Company when such Event of Default is cured or otherwise ceases to exist.

(e) In order to permit the Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 1405(d), and to receive all dividends and distributions which it may be entitled to receive under Section 1405(b), the Company shall, if necessary, upon written notice of the Trustee, from time to time execute and deliver to the Trustee such instruments as the Trustee may reasonably request.

SECTION 1406. Trustee Appointed Attorney-in-Fact. The Company hereby appoints the Trustee as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Trustee's discretion but only after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Trustee may deem necessary or advisable in order to accomplish the purposes of this Article XIV, including to endorse and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. This power, being coupled with an interest, is irrevocable.

SECTION 1407. Trustee May Perform. If the Company fails to perform any agreement contained in this Article XIV, the Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Trustee incurred in connection therewith shall be payable by the Company under Section 607.

SECTION 1408. Trustee's Duties. The powers conferred on the Trustee under this
Article XIV are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys and Collateral actually received by it hereunder, the Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 1409. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies provided a secured party upon the default of a debtor under the Uniform Commercial Code at that time, and the Trustee may also, with notice as specified below, sell the Collateral or any part thereof in one


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or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, upon such terms as the Trustee may determine to be commercially reasonable. The Trustee agrees to provide at least 10 days' written notice to the Company of the time and place of any public sale or the time after which any private sale is to be made and such notice shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned and notified at that time. The Trustee shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. If so sold, the Company hereby waives any claims against the Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.

The Company recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner with respect to such restrictions. The Trustee may, but shall be under no obligation, to delay the sale of any of the Pledged Shares for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so.

SECTION 1410. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default and after the acceleration of the Securities pursuant to Section 502 (so long as such acceleration has not been rescinded), any cash held by the Trustee as Collateral and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral, shall be applied by the Trustee in the manner specified in Section 506.


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


SECTION 1411. Continuing Lien. Subject to Section 1405(a), Indenture shall create a continuing Lien on the Collateral that shall (i) remain in full force and effect until all Obligations have been paid and/or satisfied in full, (ii) be binding upon the Company and its successors and assigns and (iii) enure to the benefit of the Trustee and its successors, transferees and assigns.

SECTION 1412. Certificates and Opinions. The Company shall comply with ss. 314(b) of the TIA, relating to Opinions of Counsel regarding the Lien of this Indenture and Officers' Certificates or other documents regarding fair value of the Collateral, to the extent such provisions are applicable.

SECTION 1413. Additional Agreements. The Company agrees that, upon the occurrence and during the continuance of a Default hereunder, it will, at any time and from time to time, upon the written request of the Trustee, use its best efforts to take or to cause the issuer of the Pledged Shares and any other securities distributed in respect of the Pledged Shares (collectively with the Pledged Shares, the "Pledged Securities") to take such action and prepare, distribute or file such documents, as are required or advisable in the reasonable opinion of counsel for the Trustee to permit the public sale of such Pledged Securities. The Company further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Trustee and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Company will bear all costs and expenses of carrying out its obligations under this
Section 1413. The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 1413 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 1413 may be specifically enforced.


                                   ARTICLE XV

                                 MISCELLANEOUS

SECTION 1501. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process



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


                  (a) The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Securities and the Trustee, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Securities may be brought in the United States District Court for the Southern District of New York or in the Supreme Court of New York in New York County, and, until amounts due and to become due in respect of the Securities have been paid, hereby irrevocably consents and submits to the nonexclusive jurisdiction of each such court and any appellate court of either of them in personam, generally and unconditionally with respect to any action, suit or proceeding for itself and in respect of its properties, assets and revenues.

                  (b) The Company hereby designates, appoints, and empowers CT Corporation System, acting through its office at 1633 Broadway, New York, New York 10019, as the Company's designee, appointee and agent (the "Authorized Agent") to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any action, suit or proceeding brought against the Company pursuant to paragraph (a) of this Section. Such appointment shall be irrevocable until all amounts in respect of the principal of and any premium and interest due and to become due on or in respect of all the Securities issued under this Indenture have been paid by the Company to the Trustee pursuant to the terms hereof and of the Securities. Notwithstanding the foregoing, the Company reserves the right to appoint another Person satisfactory to the Trustee and located or with an office in the Borough of Manhattan, The City of New York, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. The Company shall give notice to the Trustee and all Holders of the appointment by it of a successor Authorized Agent. If for any reason CT Corporation System ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company will appoint a successor Authorized Agent in accordance with the two preceding sentences. The Company further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent in full force and effect until this Indenture has been satisfied and discharged in accordance with Article Four hereof. The Company further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any action, suit or proceeding against the Company by serving a copy thereof upon the relevant agent for service of process referred to in this Section 1501 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or




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acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company at its address specified in or designated pursuant to this Indenture. The Company agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Securities and the Trustee, to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the United States District Court for the Southern District of New York or in the Supreme Court of New York in New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         If for the purpose of obtaining judgment in any Court it is necessary to convert a sum due hereunder to the holder of any Security from U.S. dollars into another currency, the Company has agreed, and each holder by holding such Security will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures such Holder could purchase U.S. dollars with such other currency in The City of New York on the Business Day preceding the day on which final judgment is given.

         The obligation of the Company in respect of any sum payable by it to the holder of a Security shall, notwithstanding any judgment in a currency (the "judgment currency") other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Holder of such security of any sum, adjudged to be so due in the judgment currency, the Holder of such Security may in accordance with normal banking procedures purchase Dollars with the judgment currency; if the amount of Dollars so purchased is less than the sum originally due to the holder of such Security in the judgment currency (determined in the manner set forth in the preceding paragraph), the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder of such Security against such loss, and if the amount of the Dollars so purchased exceeds the sum originally due to the Holder of such Security, such Holder agrees to remit to the Company such


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


excess, provided that such Holder shall have no obligation to remit any such excess as long as the Company shall have failed to pay such Holder any obligations due and payable under such Security, in which case such excess may be applied to such obligations of the Company under such Security in accordance with the terms thereof.

SECTION 1502. Counterparts

This instrument may be executed in any number of Counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.





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




         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.


                                            MIDAMERICAN FUNDING, LLC


                                            By: /s/ Steven A. McArthur
                                               --------------------------------
                                               Name:  Steven A. McArthur
                                               Title: Vice President and
                                                      Secretary


                                            IBJ WHITEHALL BANK &
                                              TRUST COMPANY



                                            By: /s/ Stephen J. Girulando
                                               --------------------------------
                                               Name:  Stephen J. Girulando
                                               Title: Vice President






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




SCHEDULE I


                                 Pledged Shares

Issuer          Class of Security         No. of  Shares        Certificate No.
------          -----------------         --------------        ---------------

MAVH Inc.       Common Stock                     10             2


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